UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-23889

Jackson Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (517) 381-5500

Date of fiscal year end: March 31

Date of reporting period: April 1, 2024 – March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

JACKSON®

Annual Report

MARCH 31, 2025

Jackson Credit Opportunities Fund

Jackson® is the marketing name for Jackson Financial Inc., Jackson National Life Insurance Company® (Home Office: Lansing, Michigan), and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York). Jackson National Life Distributors LLC.

Jackson Credit Opportunities Fund Neuberger Berman Investment Advisers LLC (Unaudited)

Jackson Credit Opportunities Fund

¹Effective December 31, 2024, the Fund changed its primary benchmark from ICE Bank of America U.S. High Yield Constrained Index to the Bloomberg U.S. High Yield 2% Issuer Cap Index for consistency with the Fund's principal investment strategies.

Average Annual Total Returns
Class I†
1 Year	7.99%
Since Inception	10.00
†Inception date December 01, 2023

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of March 31, 2025:
Industrials	17.2%
Catastrophe Bonds	14.6
Financials	11.8
Non-U.S. Government Agency ABS	11.0
Consumer Discretionary	8.5
Information Technology	5.7
Health Care	5.7
Communication Services	5.4
Utilities	4.9
Materials	3.8
Energy	3.5
Government Securities	3.3
Consumer Staples	2.0
U.S. Government Agency MBS	1.3
Real Estate	1.0
Other Short Term Investments	0.2
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended March 31, 2025, Jackson Credit Opportunities Fund outperformed its primary benchmark by posting a return of 7.99% for Class I shares compared to 7.69% for the Bloomberg U.S. High Yield 2% Issuer Cap Index. Effective December 31, 2024, the ICE Bank of America U.S. High Yield Constrained Index was replaced as the Fund's primary benchmark. The Fund outperformed that benchmark, which posted a return of 7.60%.

Macroeconomic and market conditions

Over the past year, the U.S. economy exhibited resilience, with steady growth and cooling inflation influencing monetary policy. The Trump administration's tariff announcements in 2025 and fiscal initiatives heightened volatility across asset classes. Option-adjusted credit spreads for U.S. investment grade (“IG”) credit widened moderately from historically tight levels, while high yield (“HY”) spreads saw a sharper increase, reflecting policy uncertainty and a recalibration of risk premia. Within IG and HY corporates, profitability is off recent peaks. Issuer managements have continued to manage costs to preserve margins, but the new tariffs by the Trump Administration will make these efforts even more challenging. Fundamentals remain generally stable with idiosyncratic risks rising, while financial policy remains broadly conservative but opportunistic with attractive margins and solid free cash flow as they await the impact to growth from global tariffs.

What affected the Portfolio’s performance

Positive contributors to relative returns:

•Overweight positioning in private credit, emerging market debt, collateralized loan obligations (“CLOs”), and senior floating rate loans. Within private credit, catastrophe bonds added the most value with large cap direct lending also contributing

•Positioning in securitized credit

•Duration underweight

Detractors from relative returns:

•Underweight to HY and overweight to U.S. Treasuries

•Small overweight in convertible bonds detracted slightly

Overview of investment activities

During the year, we increased exposure across private credit, senior floating rate loans, CLOs, emerging market debt, convertible bonds and investment grade credit. While credit spreads are up off historically tight levels and yields remain attractive, overall, we expect spreads to be generally rangebound,

Jackson Credit Opportunities Fund Neuberger Berman Investment Advisers LLC (Unaudited)

albeit in a wider range, for the remainder of the year with some potential for further widening depending on the real economic and margin impacts from tariffs.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Jackson Credit Opportunities Fund
SENIOR FLOATING RATE INSTRUMENTS 32.9%
Industrials 11.5%
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 8.17%, (1 Month Term SOFR + 3.75%), 05/04/28 (a)	1,979	1,976
Amentum Government Services Holdings LLC
2024 Term Loan B, 6.57%, (1 Month Term SOFR + 2.25%), 07/31/31 (a)	1,117	1,078
Amspec Parent LLC
2024 Term Loan, 8.58%, (3 Month Term SOFR + 4.25%), 12/11/31 (a)	1,300	1,298
Archkey Solutions LLC
2024 Term Loan B, 9.07%, (1 Month Term SOFR + 4.75%), 10/10/31 (a)	897	896
Artera Services, LLC
2024 Term Loan, 8.83%, (3 Month Term SOFR + 4.50%), 02/07/31 (a)	2,479	2,345
Brock Holdings III, Inc.
2024 Term Loan B, 10.33%, (3 Month Term SOFR + 6.00%), 05/01/30 (a)	1,496	1,486
Cast and Crew Payroll, LLC
2021 Incremental Term Loan, 8.07%, (1 Month Term SOFR + 3.75%), 12/30/28 (a)	1,980	1,905
Cohnreznick Advisory LLC
Term Loan, 0.00%, (SOFR + 4.00%), 03/26/32 - 03/31/32 (a) (b) (c)	2,000	1,993
Cornerstone Building Brands, Inc.
2024 Term Loan B, 8.82%, (1 Month Term SOFR + 4.50%), 05/05/31 (a)	1,661	1,362
Cornerstone Generation LLC
Term Loan, 0.00%, (SOFR + 3.25%), 10/15/31 (a) (c)	2,000	1,998
CPI Holdco B LLC
2024 Incremental Term Loan B, 6.57%, (1 Month Term SOFR + 2.25%), 05/19/31 (a)	2,000	1,984
Crash Champions, LLC
2024 Term Loan B, 9.07%, (3 Month Term SOFR + 4.75%), 02/23/29 (a)	1,492	1,339
Darktrace PLC
2nd Lien Term Loan, 9.54%, (3 Month Term SOFR + 5.25%), 07/02/32 (a)	1,000	982
Deerfield Dakota Holding, LLC
2021 USD 2nd Lien Term Loan, 11.34%, (3 Month Term SOFR + 6.75%), 04/07/28 (a)	1,600	1,525
DS Parent Inc
Term Loan B, 9.83%, (3 Month Term SOFR + 5.50%), 12/13/30 (a)	1,985	1,836
Dynasty Acquisition Co., Inc.
2024 1st Lien Term Loan B1, 6.32%, (1 Month Term SOFR + 2.00%), 10/24/31 (a)	1,336	1,332
2024 1st Lien Term Loan B2, 6.32%, (1 Month Term SOFR + 2.00%), 10/24/31 (a)	508	506
Edelman Financial Center, LLC
2024 2nd Lien Term Loan, 9.57%, (1 Month Term SOFR + 5.25%), 10/23/28 (a)	1,000	998
EMG Utica Midstream Holdings LLC
Term Loan, 0.00%, (SOFR + 4.00%), 10/24/29 (a) (c)	2,000	2,000
Engineered Machinery Holdings, Inc.
2021 USD 2nd Lien Term Loan, 10.59%, (3 Month Term SOFR + 6.00%), 05/21/29 (a)	417	416
2021 USD 2nd Lien Incremental Term Loan, 11.09%, (3 Month Term SOFR + 6.50%), 05/21/29 (a)	2,012	2,011
Fluid-Flow Products, Inc.
Second Lien Term Loan, 11.19%, (1 Month Term SOFR + 6.75%), 03/30/29 (a)	2,100	2,047
Garda World Security Corporation
2025 Term Loan B, 7.32%, (1 Month Term SOFR + 3.00%), 02/01/29 (a)	992	988
Genuine Financial Holdings, LLC
2025 Term Loan B, 7.55%, (3 Month Term SOFR + 3.25%), 09/27/30 (a)	1,990	1,952
LSF12 Badger Bidco LLC
Term Loan B, 10.32%, (1 Month Term SOFR + 6.00%), 07/25/30 (a)	1,975	1,916
Mauser Packaging Solutions Holding Company
2024 Term Loan B, 7.32%, (1 Month Term SOFR + 3.00%), 04/15/27 (a)	1,975	1,966
Maverick Bidco Inc
2021 2nd Lien Term Loan, 11.19%, (3 Month Term SOFR + 6.75%), 05/18/29 (a)	1,000	976
PMHC II, Inc.
2022 Term Loan B, 8.69%, (3 Month Term SOFR + 4.25%), 02/03/29 (a)	1,995	1,748
Radar Bidco Sarl
2024 USD Term Loan, 8.04%, (3 Month Term SOFR + 3.75%), 04/04/31 (a)	1,671	1,674
Star Holding LLC
2024 1st Lien Term Loan B, 8.82%, (1 Month Term SOFR + 4.50%), 07/18/31 (a)	1,990	1,939
Star Parent Inc.
Term Loan B, 8.33%, (3 Month Term SOFR + 4.00%), 09/19/30 (a)	1,569	1,496
Star US Bidco LLC
2024 Term Loan B, 8.07%, (1 Month Term SOFR + 3.75%), 03/17/27 (a)	1,974	1,970
Summer (BC) Holdco B S.a r.l
2024 USD Term Loan B, 9.59%, (3 Month Term SOFR + 5.00%), 02/05/29 (a)	1,795	1,787
Synechron Inc
Term Loan B, 8.04%, (3 Month Term SOFR + 3.75%), 09/25/31 (a)	2,000	1,992
TMC Buyer, Inc
2024 Term Loan B, 9.29%, (3 Month Term SOFR + 5.00%), 10/27/30 (a)	1,829	1,831
Trulite Holding Corp.
Term Loan, 10.31%, (3 Month Term SOFR + 6.00%), 02/15/31 (a) (b)	1,962	1,938
Veritiv Corporation
Term Loan B, 8.31%, (1 Month Term SOFR + 4.00%), 11/30/30 (a)	1,990	1,977
Worldwide Express Operations, LLC
2024 Term Loan B, 8.33%, (3 Month Term SOFR + 4.00%), 07/26/28 (a)	1,990	1,963
		61,426
Information Technology 5.2%
Ascend Learning, LLC
2025 Repriced Term Loan B, 0.00%, (1 Month Term SOFR + 3.00%), 12/11/28 (a) (c)	500	493
2025 Repriced Term Loan B, 7.32%, (1 Month Term SOFR + 3.00%), 12/11/28 (a)	675	666
Bending Spoons US Inc
Term Loan B, 9.54%, (3 Month Term SOFR + 5.25%), 02/19/31 (a)	2,000	2,002
Cloudera, Inc.
2021 Second Lien Term Loan, 10.42%, (1 Month Term SOFR + 6.00%), 10/01/29 (a)	2,000	1,901
Confluence Technologies, Inc
2025 Term Loan, 9.29%, (3 Month Term SOFR + 5.00%), 07/30/28 (a) (b)	611	611
Ellucian Holdings, Inc.
2024 2nd Lien Term Loan, 9.07%, (1 Month Term SOFR + 4.75%), 11/14/32 (a)	2,000	2,027
EP Purchaser, LLC
2023 Term Loan B, 9.09%, (3 Month Term SOFR + 4.50%), 11/06/28 (a)	1,512	1,514
Galaxy US Opco Inc.
Term Loan, 9.29%, (3 Month Term SOFR + 5.00%), 04/19/29 (a)	2,000	1,672
Instructure Holdings, Inc.
2024 2nd Lien Term Loan, 9.32%, (3 Month Term SOFR + 5.00%), 09/10/32 (a)	1,500	1,498
Javelin Buyer, Inc.
2024 2nd Lien Term Loan, 9.56%, (3 Month Term SOFR + 5.25%), 10/08/32 (a)	2,000	1,981
Kaseya Inc.
2025 2nd Lien Term Loan B, 9.32%, (1 Month Term SOFR + 5.00%), 03/07/33 (a)	1,500	1,500
MH Sub I, LLC
2021 2nd Lien Term Loan, 10.57%, (1 Month Term SOFR + 6.25%), 02/12/29 (a)	2,000	1,846

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Peraton Corp.
2nd Lien Term Loan B1, 12.18%, (3 Month Term SOFR + 7.75%), 02/01/29 (a)	790	588
Project Alpha Intermediate Holding, Inc.
Term Loan, 0.00%, (SOFR + 5.00%), 11/22/32 (a) (c)	2,000	1,986
Rackspace Finance, LLC
2024 First Lien First Out Term Loan, 10.69%, (1 Month Term SOFR + 6.25%), 05/15/28 (a)	1,419	1,452
RealPage, Inc
2024 Incremental Term Loan, 8.08%, (3 Month Term SOFR + 3.75%), 04/24/28 (a)	1,500	1,498
Vision Solutions, Inc.
2021 Incremental Term Loan, 8.55%, (3 Month Term SOFR + 4.00%), 04/24/28 (a)	500	480
2021 2nd Lien Term Loan, 11.80%, (3 Month Term SOFR + 7.25%), 04/23/29 (a)	1,800	1,727
Watchguard Tech Inc
Term Loan, 0.00%, (SOFR + 5.25%), 07/02/29 (a) (c)	2,000	1,980
		27,422
Health Care 4.5%
1261229 Bc Ltd
Term Loan, 0.00%, (SOFR + 6.25%), 09/25/30 (a) (c)	2,000	1,920
Auris Luxembourg III S.a.r.l.
2024 Term Loan B4, 8.18%, (6 Month Term SOFR + 3.75%), 02/28/29 (a)	1,985	1,980
Aveanna Healthcare, LLC
2021 Term Loan B, 8.16%, (3 Month Term SOFR + 3.75%), 07/17/28 (a)	499	488
2021 2nd Lien Term Loan, 11.46%, (3 Month Term SOFR + 7.00%), 12/08/29 (a)	1,900	1,806
Bausch & Lomb Corporation
2023 Incremental Term Loan, 8.33%, (3 Month Term SOFR + 4.00%), 09/14/28 (a)	1,970	1,961
Bella Holding Company, LLC
2025 Term Loan, 7.57%, (1 Month Term SOFR + 3.25%), 05/10/28 (a)	1,985	1,979
Help At Home, Inc.
2024 Term Loan B, 9.32%, (1 Month Term SOFR + 5.00%), 09/20/31 (a)	1,973	1,869
National Mentor Holdings, Inc.
2021 2nd Lien Term Loan, 11.68%, (3 Month Term SOFR + 7.25%), 03/02/29 (a)	2,000	1,902
Outcomes Group Holdings, Inc.
2024 Term Loan B, 7.57%, (1 Month Term SOFR + 3.25%), 05/06/31 (a)	1,985	1,983
Raven Acquisition Holdings LLC
Term Loan B, 7.57%, (1 Month Term SOFR + 3.25%), 10/25/31 (a)	1,867	1,843
Summit Behavioral Healthcare LLC
2024 Term Loan B, 8.57%, (1 Month Term SOFR + 4.25%), 11/24/28 (a)	1,980	1,633
Team Health Holdings, Inc.
2022 Term Loan B, 9.54%, (3 Month Term SOFR + 5.25%), 03/02/27 (a) (d)	2,488	2,419
Team Services Group
2024 Term Loan B, 9.54%, (3 Month Term SOFR + 5.25%), 12/20/27 (a)	1,000	971
Term Loan, 9.55%, (3 Month Term SOFR + 5.00%), 12/20/27 (a)	497	482
Second Lien Term Loan, 13.55%, (3 Month Term SOFR + 9.00%), 12/18/28 (a) (b)	1,000	985
		24,221
Consumer Discretionary 2.5%
888 Acquisitions Limited
USD Term Loan B, 9.50%, (6 Month Term SOFR + 5.25%), 07/01/28 (a)	1,972	1,901
Catawba Nation Gaming Authority
Term Loan B, 9.05%, (3 Month Term SOFR + 4.75%), 12/13/31 (a)	2,000	1,990
Champ Acquisition Corporation
2024 Term Loan B, 8.83%, (3 Month Term SOFR + 4.50%), 11/08/31 (a)	1,655	1,662
Foundation Building Materials Holding Company LLC
2024 Term Loan B2, 8.55%, (3 Month Term SOFR + 4.00%), 01/25/31 (a)	1,985	1,800
Jack Ohio Finance LLC
2025 Term Loan B, 8.32%, (1 Month Term SOFR + 4.00%), 01/28/32 (a)	2,000	1,993
LIDS Holdings, Inc.
Term Loan, 9.95%, (3 Month Term SOFR + 5.50%), 12/03/26 (a) (b)	299	296
S&S Holdings LLC
Term Loan, 9.42%, (1 Month Term SOFR + 5.00%), 03/11/28 (a)	1,969	1,951
Tailored Brands Inc
Term Loan, 10.79%, (3 Month Term SOFR + 6.50%), 02/16/29 (a)	1,587	1,581
		13,174
Utilities 2.4%
BANGL, LLC
Term Loan B, 8.81%, (3 Month Term SOFR + 4.50%), 02/01/29 (a)	1,980	1,982
Eastern Power, LLC
Term Loan B, 9.57%, (1 Month Term SOFR + 5.25%), 10/02/25 (a)	1,968	1,925
Edgewater Generation, L.L.C.
2025 Repriced Term Loan, 7.32%, (1 Month Term SOFR + 3.00%), 08/01/30 (a)	1,938	1,936
Lightstone Holdco LLC
2022 Extended Term Loan B, 10.04%, (3 Month Term SOFR + 5.75%), 02/01/27 (a)	1,859	1,866
2022 Extended Term Loan C, 10.04%, (3 Month Term SOFR + 5.75%), 02/01/27 (a)	105	106
New Fortress Energy Inc
2025 Incremental Term Loan B, 9.79%, (3 Month Term SOFR + 5.50%), 10/30/28 (a)	1,985	1,697
Waterbridge Midstream Operating LLC
2024 Term Loan B, 8.31%, (3 Month Term SOFR + 4.00%), 05/07/29 (a)	1,990	1,993
2024 1st Lien Term Loan B, 9.05%, (3 Month Term SOFR + 4.75%), 06/22/29 (a)	1,493	1,479
		12,984
Communication Services 2.1%
CommScope, Inc.
2024 Term Loan, 9.57%, (1 Month Term SOFR + 5.25%), 12/15/29 (a)	1,869	1,859
CSC Holdings, LLC
2022 Term Loan B6, 8.82%, (1 Month Term SOFR + 4.50%), 01/17/28 (a)	2,500	2,414
Great Outdoors Group, LLC
2025 Term Loan B, 7.57%, (1 Month Term SOFR + 3.25%), 01/20/32 (a)	1,995	1,988
Showtime Acquisition, L.L.C
2024 1st Lien Term Loan, 9.07%, (3 Month Term SOFR + 4.75%), 08/13/31 (a)	1,000	1,002
Windstream Services, LLC
2024 Term Loan B, 9.17%, (1 Month Term SOFR + 4.75%), 09/26/31 (a)	2,000	1,995
Zayo Group Holdings, Inc.
2022 USD Incremental Term Loan B, 0.00%, (1 Month Term SOFR + 4.25%), 03/09/27 (a) (c)	2,000	1,871
		11,129
Materials 1.7%
IRIS Holdings Inc.
Term Loan, 0.00%, (3 Month Term SOFR + 4.75%), 06/15/28 (a) (c)	1,996	1,883
Natgasoline LLC
Term Loan, 0.00%, (SOFR + 5.50%), 03/24/30 (a) (b) (c)	1,500	1,459
SupplyOne, Inc
2024 Term Loan B, 8.07%, (1 Month Term SOFR + 3.75%), 03/27/31 (a)	1,980	1,981
Trident TPI Holdings, Inc.
2024 Term Loan B7, 8.19%, (6 Month Term SOFR + 3.75%), 09/15/28 (a)	1,980	1,910

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Vector WP Holdco,Inc
Term Loan B, 9.43%, (1 Month Term SOFR + 5.00%), 10/12/28 (a)	1,995	1,967
		9,200
Energy 1.3%
Epic Y-Grade Services, LP
2024 Term Loan B, 10.04%, (3 Month Term SOFR + 5.75%), 06/29/29 (a)	1,990	1,988
NGL Energy Partners LP
2024 Term Loan B, 8.07%, (1 Month Term SOFR + 3.75%), 01/25/31 (a)	1,980	1,968
NGP XI Midstream Holdings LLC
Term Loan B, 7.83%, (3 Month Term SOFR + 3.50%), 07/17/31 (a)	998	993
Prairie ECI Acquiror LP
2024 Term Loan B, 8.57%, (1 Month Term SOFR + 4.25%), 08/01/29 (a)	1,980	1,979
		6,928
Financials 0.9%
Albion Financing 3 SARL
2025 USD Term Loan B, 7.29%, (6 Month Term SOFR + 3.00%), 08/16/29 (a)	1,990	1,988
Aretec Group, Inc.
2024 1st Lien Term Loan B, 7.82%, (1 Month Term SOFR + 3.50%), 08/09/30 (a)	988	978
NEXUS Buyer LLC
2025 Term Loan B, 7.83%, (1 Month Term SOFR + 3.50%), 07/31/31 (a)	1,995	1,982
		4,948
Consumer Staples 0.6%
Cardenas Markets, Inc.
2022 Term Loan, 11.18%, (3 Month Term SOFR + 6.75%), 07/20/29 (a)	1,404	1,204
Northeast Grocery, Inc.
Term Loan B, 11.82%, (3 Month Term SOFR + 7.50%), 12/05/28 (a)	1,887	1,892
		3,096
Real Estate 0.2%
Brand Industrial Services Inc
2024 Term Loan B, 8.79%, (3 Month Term SOFR + 4.50%), 08/01/30 (a)	1,120	1,058
Total Senior Floating Rate Instruments (cost $177,746)		175,586
CORPORATE BONDS AND NOTES 25.3%
Consumer Discretionary 4.5%
888 Acquisitions Limited
7.56%, 07/15/27, EUR (e)	150	161
Accor
7.25%, (100, 01/11/29), EUR (f) (g)	200	237
Adient Global Holdings Ltd
8.25%, 04/15/31 (e)	185	179
Allwyn Entertainment Financing (UK) PLC
7.25%, 04/30/30, EUR (g)	224	254
Avianca MidCo 2 PLC
9.63%, 02/14/30 (e)	254	235
B&M European Value Retail S.A.
6.50%, 11/27/31, GBP (g)	150	189
Bath & Body Works, Inc.
6.63%, 10/01/30 (e)	620	629
BCPE Empire Holdings, Inc.
7.63%, 05/01/27 (e)	485	477
Beazer Homes USA, Inc.
7.50%, 03/15/31 (e)	585	567
Bertrand Franchise Finance
6.49%, (3 Month EURIBOR + 3.75%), 07/18/30, EUR (a) (g)	200	216
Bubbles BidCo S.p.A.
6.50%, 09/30/31, EUR (g)	250	270
Carnival Corporation
6.13%, 02/15/33 (e)	410	404
CDI Escrow Issuer, Inc.
5.75%, 04/01/30 (e)	860	842
Ceconomy AG
6.25%, 07/15/29, EUR (g)	330	368
Churchill Downs Incorporated
6.75%, 05/01/31 (e)	115	116
Cirsa Finance International S.a r.l.
10.38%, 11/30/27, EUR (g)	270	308
Cougar JV Subsidiary, LLC
8.00%, 05/15/32 (e)	720	743
CPUK Mortgage Finance Limited
6.50%, 08/28/50, GBP (g)	200	256
CT Investment GmbH
6.38%, 04/15/30, EUR (g)	200	220
Dana Financing Luxembourg S.a r.l.
8.50%, 07/15/31, EUR (g)	100	116
Dealer Tire, LLC
8.00%, 02/01/28 (e)	535	521
Deuce Finco PLC
5.50%, 06/15/27, GBP (g)	150	190
Eroski Sociedad Cooperativa
10.63%, 04/30/29, EUR (g)	300	349
Flutter Treasury Designated Activity Company
5.00%, 04/29/29, EUR (g)	300	331
FNAC Darty
6.00%, 04/01/29, EUR (g)	100	112
Food Service Project SL
5.50%, 01/21/27, EUR (g)	163	175
Fortune Star (BVI) Limited
5.00%, 05/18/26 (g)	200	194
5.05%, 01/27/27 (g)	330	313
Forvia
7.25%, 06/15/26, EUR (g)	100	110
5.50%, 06/15/31, EUR (g)	150	156
Fressnapf Holding SE
5.25%, 10/31/31, EUR (g)	250	272
Grupo Antolin-Irausa SA
10.38%, 01/30/30, EUR (g)	100	80
IHO Verwaltungs GmbH
8.75%, 05/15/28, EUR (d) (g)	150	169
IHOL-Verwaltungs-GmbH
7.75%, 11/15/30 (d) (e)	325	320
LGI Homes, Inc.
7.00%, 11/15/32 (e)	970	917
Light & Wonder, Inc.
6.63%, 03/01/30 (e)	815	768
Lindblad Expeditions, LLC
9.00%, 05/15/28 (e)	350	360
Lottomatica S.p.A.
7.13%, 06/01/28, EUR (g)	148	166
Maison Finco PLC
6.00%, 10/31/27, GBP (g)	200	254
Manuchar
7.25%, 06/30/27, EUR (g)	100	108
MCE Finance Limited
5.75%, 07/21/28 (g)	380	365
Midwest Gaming Borrower, LLC
4.88%, 05/01/29 (e)	1,090	1,024
Miller Homes Group (Finco) PLC
7.00%, 05/15/29, GBP (g)	324	402
Motion Finco S.a r.l.
7.38%, 06/15/30, EUR (g)	249	267
NCL Corporation Ltd.
6.75%, 02/01/32 (e)	330	326
Peu (Fin) PLC
7.25%, 07/01/28, EUR (g)	250	279
Pinnacle Bidco PLC
10.00%, 10/11/28, GBP (g)	200	273
Playtech PLC
5.88%, 06/28/28, EUR (g)	260	288
Prosus N.V.
3.83%, 02/08/51 (g)	390	250
Rakuten Group, Inc.
4.25%, (100, 04/22/27), EUR (f) (g)	200	202
Resideo Funding Inc.
6.50%, 07/15/32 (e)	580	579
Schaeffler AG
4.50%, 03/28/30, EUR (g)	300	316

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Six Flags Operations Inc.
7.25%, 05/15/31 (e)	900	903
Stonegate Pub Company Financing PLC
10.17%, 07/31/29, EUR (a)	100	110
TAP–Transportes Aereos Portugueses, SGPS, S.A.
5.13%, 11/15/29, EUR (g)	200	220
The Goodyear Tire & Rubber Company
5.25%, 07/15/31	555	502
TVL Finance PLC
10.25%, 04/28/28, GBP (g)	150	195
United Parks And Resorts Inc.
5.25%, 08/15/29 (e)	940	892
V.F. Corporation
4.25%, 03/07/29, EUR	350	374
Valeo
4.50%, 04/11/30, EUR (g)	200	211
Verde Purchaser, LLC
10.50%, 11/30/30 (e)	755	802
Viking Ocean Cruises Ship VII Ltd
5.63%, 02/15/29 (e)	885	871
Volkswagen International Finance N.V.
4.63%, (100, 03/24/26), EUR (f) (g)	125	135
Windsor Holdings III, LLC
8.50%, 06/15/30 (e)	685	710
ZF Friedrichshafen AG
2.25%, 05/03/28, EUR (g)	200	196
3.75%, 09/21/28, EUR (g)	200	202
3.00%, 10/23/29, EUR (g)	100	95
ZF North America Capital, Inc.
6.88%, 04/23/32 (e)	395	366
		24,007
Financials 4.1%
ABN AMRO Bank N.V.
6.38%, (100, 09/22/34), EUR (f) (g)	400	434
6.88%, (100, 09/22/31), EUR (f) (g)	400	451
Acrisure, LLC
8.50%, 06/15/29 (e)	295	307
7.50%, 11/06/30 (e)	350	356
Adler Financing S.a r.l.
8.25%, 12/31/28, EUR (d)	128	142
Alliant Holdings Intermediate, LLC
6.75%, 10/15/27 - 04/15/28 (e)	1,445	1,443
6.50%, 10/01/31 (e)	65	64
7.38%, 10/01/32 (e)	20	20
AmWINS Group, Inc.
6.38%, 02/15/29 (e)	570	574
4.88%, 06/30/29 (e)	415	391
Axis Bank Limited
4.10%, (100, 09/08/26) (f) (g)	300	290
Azorra Finance Limited
7.75%, 04/15/30 (e)	450	449
Banco Bilbao Vizcaya Argentaria, S.A.
6.88%, (100, 12/13/30), EUR (f) (g)	400	448
7.75%, (100, 01/14/32) (f) (h)	515	503
Banco Davivienda S A
6.65%, (100, 04/22/31) (f) (g)	300	263
Banco Mercantil Del Norte S.A
6.63%, (100, 01/24/32) (f) (g)	215	193
Banco Santander, S.A.
3.63%, (100, 03/21/29), EUR (f) (g) (h)	600	582
Banque Ouest Africaine De Developpement
4.70%, 10/22/31 (g)	240	219
BBVA Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Mexico
7.63%, 02/11/35 (e)	359	363
BCI Miami
8.75%, (100, 02/08/29) (e) (f)	305	324
Benteler International Aktiengesellschaft
9.38%, 05/15/28, EUR (g)	100	113
10.50%, 05/15/28 (e)	345	362
Block, Inc.
6.50%, 05/15/32 (e)	450	455
BroadStreet Partners, Inc.
5.88%, 04/15/29 (e)	650	623
CaixaBank, S.A.
7.50%, (100, 01/16/30), EUR (f) (g)	200	233
COMMERZBANK Aktiengesellschaft
7.88%, (100, 07/02/29), EUR (f) (g)	400	469
Coventry Building Society
8.75%, (100, 06/11/29), GBP (f) (g)	300	400
Deutsche Bank Aktiengesellschaft
8.13%, (100, 10/30/29), EUR (f) (g)	200	227
Erste Group Bank AG
7.00%, (100, 04/15/31), EUR (f) (g)	400	450
Freedom Mortgage Corporation
6.63%, 01/15/27 (e)	330	329
FWD ProInsure Limited
8.05%, (100, 06/15/25) (f) (g)	200	198
GTCR W-2 Merger Sub LLC
7.50%, 01/15/31 (e)	850	885
HUB International Limited
7.25%, 06/15/30 (e)	1,130	1,163
ING Groep N.V.
4.25%, (100, 05/16/31) (f) (h)	615	514
Intesa Sanpaolo SPA
7.00%, (100, 05/20/32), EUR (f) (g)	400	451
Landesbank Baden-Wurttemberg
6.75%, (100, 10/15/30), EUR (f) (g)	200	211
Nationstar Mortgage Holdings Inc.
6.50%, 08/01/29 (e)	775	784
Nationwide Building Society
7.50%, (100, 12/20/30), GBP (f) (g)	300	384
OneMain Finance Corporation
6.63%, 05/15/29	320	321
6.75%, 03/15/32	410	402
Panther Escrow Issuer LLC
7.13%, 06/01/31 (e)	440	448
PennyMac Financial Services, Inc.
6.88%, 02/15/33 (e)	395	395
Progroup AG
5.38%, 04/15/31, EUR (g)	300	314
Provident Funding Mortgage Loan Trust 2005-1
9.75%, 09/15/29 (e)	265	271
SLM Corporation
6.50%, 01/31/30	80	82
Starwood Property Trust, Inc.
7.25%, 04/01/29 (e)	565	580
6.50%, 07/01/30 (e)	225	225
The PNC Financial Services Group, Inc.
3.40%, (100, 09/15/26) (f)	805	766
Turkiye Vakiflar Bankasi T.A.O.
9.00%, 10/12/28 (g)	340	358
UBS Group AG
7.00%, (100, 02/10/30) (e) (f) (h)	770	760
9.25%, (100, 11/13/33) (e) (f) (h)	440	502
Unicredit, Societa' Per Azioni In Forma Abbreviata Unicredit S.P.A.
3.88%, (100, 06/03/27), EUR (f) (g) (h)	200	209
6.50%, (100, 12/03/31), EUR (f) (g)	300	332
		22,032
Industrials 3.0%
Abertis Infraestructuras Finance B.V.
4.87%, (100, 11/28/29), EUR (f) (g)	200	216
Air France - KLM
4.63%, 05/23/29, EUR (g)	200	221
Allied Universal Holdco LLC
6.00%, 06/01/29 (e)	355	326
7.88%, 02/15/31 (e)	390	395
American Airlines, Inc.
5.75%, 04/20/29 (e)	460	450
Amsted Industries Incorporated
6.38%, 03/15/33 (e)	300	298
Arcosa, Inc.
6.88%, 08/15/32 (e)	460	467
Assemblin Caverion Group AB
6.25%, 07/01/30, EUR (g)	150	166
Bombardier Inc.
7.25%, 07/01/31 (e)	575	578

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Calderys Financing, LLC
11.75%, 06/01/28 (d) (e)	600	596
Chart Industries, Inc.
7.50%, 01/01/30 (e)	420	436
Cornerstone Building Brands, Inc.
8.75%, 08/01/28 (e)	195	161
Corporation De Securite Garda World
7.75%, 02/15/28 (e)	230	236
8.25%, 08/01/32 (e)	655	640
CTEC II GmbH
5.25%, 02/15/30, EUR (g)	300	294
Deutsche Lufthansa Aktiengesellschaft
5.25%, 01/15/55, EUR (g)	200	215
Emerald Debt Merger Sub LLC
6.63%, 12/15/30 (e)	510	511
EMRLD Borrower LP
6.75%, 07/15/31 (e)	140	141
Energizer Gamma Acquisition B.V.
3.50%, 06/30/29, EUR (g)	100	101
Fedrigoni S.P.A.
6.13%, 06/15/31, EUR (g)	350	368
Goat Holdco LLC
6.75%, 02/01/32 (e)	620	607
Jeld-Wen Holding, Inc.
7.00%, 09/01/32 (e)	470	417
Kier Group PLC
9.00%, 02/15/29, GBP (g)	100	135
LATAM Airlines Group S.A.
7.88%, 04/15/30 (e)	50	50
Lightning Power LLC
7.25%, 08/15/32 (e)	1,128	1,163
Madison IAQ LLC
5.88%, 06/30/29 (e)	555	524
Mauser Packaging Solutions Holding Company
7.88%, 04/15/27 (e)	450	441
9.25%, 04/15/27 (e)	695	655
MIWD Holdco II LLC
5.50%, 02/01/30 (e)	420	377
Mobico Group PLC
4.25%, (100, 11/26/25), GBP (f) (g)	100	123
Nexans
4.25%, 03/11/30, EUR (g)	200	218
PCF GmbH
4.75%, 04/15/29, EUR (g)	150	138
Quikrete Holdings, Inc.
6.38%, 03/01/32 (e)	465	467
6.75%, 03/01/33 (e)	220	219
SPX Flow, Inc.
8.75%, 04/01/30 (e)	690	710
Standard Building Solutions Inc.
3.38%, 01/15/31 (e)	590	513
TK Elevator Holdco GmbH
6.63%, 07/15/28, EUR (g)	270	292
TransDigm Inc.
6.63%, 03/01/32 (e)	295	299
Trivium Packaging Finance B.V.
8.50%, 08/15/27 (e)	620	617
Vertical Midco GmbH
4.38%, 07/15/27, EUR (g)	160	172
XPO, Inc.
7.13%, 02/01/32 (e)	1,010	1,036
		15,989
Communication Services 2.7%
Bell Canada inc.
6.88%, 09/15/55	525	527
7.00%, 09/15/55	680	682
British Telecommunications Public Limited Company
8.38%, 12/20/83, GBP (g)	260	357
CCO Holdings, LLC
5.38%, 06/01/29 (e)	870	842
6.38%, 09/01/29 (e)	245	244
4.50%, 08/15/30 (e)	215	196
4.25%, 02/01/31 (e)	165	146
4.50%, 05/01/32	215	187
Clear Channel Outdoor Holdings, Inc.
9.00%, 09/15/28 (e)	675	695
CommScope, LLC.
9.50%, 12/15/31 (e)	550	566
Consolidated Communications, Inc.
5.00%, 10/01/28 (e)	625	586
CSC Holdings, LLC
11.75%, 01/31/29 (e)	530	514
EchoStar Corporation
10.75%, 11/30/29	1,020	1,072
Eutelsat SA
2.25%, 07/13/27, EUR (g)	200	195
IHS Holding Limited
8.25%, 11/29/31 (g)	200	199
Iliad Holding
6.88%, 04/15/31, EUR (g)	300	339
Koninklijke KPN N.V.
6.00%, (100, 09/21/27), EUR (f) (g)	100	114
Level 3 Financing, Inc.
4.88%, 06/15/29 (e)	280	237
11.00%, 11/15/29 (e)	340	379
10.50%, 05/15/30 (e)	260	280
Lorca Telecom Bondco SA.
4.00%, 09/18/27, EUR (g)	200	216
Midcontinent Communications
8.00%, 08/15/32 (e)	265	268
Odido Group Holding B.V.
5.50%, 01/15/30, EUR (g)	133	142
Optics BidCo S.p.A.
6.88%, 02/15/28, EUR	300	343
Optics HoldCo S.r.l.
7.88%, 07/31/28, EUR	160	190
Proximus
4.75%, (100, 07/02/31), EUR (f) (g)	200	213
Rogers Communications Inc.
7.00%, 04/15/55	505	506
7.13%, 04/15/55	475	473
Telecom Argentina SA
9.50%, 07/18/31 (e)	200	208
Telecom Italia S.p.A.
7.88%, 07/31/28, EUR (g)	200	241
Telefonica Europe B.V.
5.75%, (100, 01/15/32), EUR (f) (g)	200	224
6.14%, (100, 02/03/30), EUR (f) (g)	100	114
6.75%, (100, 06/07/31), EUR (f) (g)	200	237
United Group B.V.
5.25%, 02/01/30, EUR (g)	200	213
6.75%, 02/15/31, EUR (g)	150	164
Virgin Media Vendor Financing Notes III Designated Activity Company
4.88%, 07/15/28, GBP (g)	350	417
VMED O2 UK Financing I PLC
5.63%, 04/15/32, EUR (g)	100	107
Vodafone Group Public Limited Company
3.00%, 08/27/80, EUR (g)	303	304
VTR Finance N.V.
6.38%, 07/15/28 (g)	400	380
Windstream Services, LLC
8.25%, 10/01/31 (e)	355	362
Zayo Group Holdings, Inc.
4.00%, 03/01/27 (e)	605	552
Zegona Finance PLC
6.75%, 07/15/29, EUR (g)	100	114
Ziggo Bond Company B.V.
3.38%, 02/28/30, EUR (g)	100	94
6.13%, 11/15/32, EUR (g)	100	102
		14,541
Utilities 2.5%
A2a S.P.A.
5.00%, (100, 06/11/29), EUR (f) (g)	200	219
Alpha Generation LLC
6.75%, 10/15/32 (e)	1,335	1,336
CenterPoint Energy, Inc.
6.70%, 05/15/55	1,035	1,024

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
CMS Energy Corporation
6.50%, 06/01/55	935	914
Dominion Energy, Inc.
6.63%, 05/15/55	970	963
EDP, S.A.
4.75%, 05/29/54, EUR (g)	200	218
5.94%, 04/23/83, EUR (g)	100	114
Electricite de France
2.63%, (100, 12/01/27), EUR (f) (g)	600	620
7.50%, (100, 09/06/28), EUR (f) (g)	200	237
9.13%, (100, 03/15/33) (e) (f)	450	506
Holding D'infrastructures Des Metiers De L'environnement
4.88%, 10/24/29, EUR (g)	100	110
NextEra Energy Capital Holdings, Inc.
6.38%, 08/15/55	1,000	1,004
6.50%, 08/15/55	835	856
NRG Energy, Inc.
10.25%, (100, 03/15/28) (e) (f)	775	854
6.00%, 02/01/33 (e)	130	127
Orsted A/S
5.13%, (100, 09/14/29), EUR (f) (g)	250	272
5.25%, 12/08/22, EUR (g)	150	164
Saavi Energia S.a r.l.
8.88%, 02/10/35 (e)	200	202
The Southern Company
6.38%, 03/15/55	1,640	1,694
UGI International, LLC
2.50%, 12/01/29, EUR (g)	100	99
Veolia Environnement
2.50%, (100, 01/20/29), EUR (f) (g)	100	101
Vistra Corp.
7.00%, (100, 12/15/26) (e) (f)	965	977
Vistra Operations Company LLC
7.75%, 10/15/31 (e)	360	377
Zorlu Enerji Elektrik Uretim Anonim Sirketi
11.00%, 04/23/30 (g)	200	193
		13,181
Energy 2.3%
Archrock Partners, L.P.
6.63%, 09/01/32 (e)	280	281
Ascent Resources - Utica, LLC
5.88%, 06/30/29 (e)	1,225	1,193
Azule Energy Finance PLC
8.13%, 01/23/30 (e)	200	200
Civitas Resources, Inc.
8.63%, 11/01/30 (e)	550	567
Comstock Resources, Inc.
6.75%, 03/01/29 (e)	770	753
Constellation Oil Services Holding S.A.
9.38%, 11/07/29 (e)	226	230
Cullinan Holdco SCSp
4.63%, 10/15/26, EUR (g)	100	98
FS Luxembourg S.a r.l.
8.88%, 02/12/31 (e)	382	392
Genesis Energy, L.P.
7.75%, 02/01/28	535	540
7.88%, 05/15/32	440	443
Greenko Power II Limited
4.30%, 12/13/28 (g)	167	154
Hilcorp Energy I, L.P.
6.25%, 04/15/32 (e)	280	262
8.38%, 11/01/33 (e)	365	374
6.88%, 05/15/34 (e)	515	485
Howard Midstream Energy Partners, LLC
7.38%, 07/15/32 (e)	510	522
Hunt Oil USA, Inc.
8.55%, 09/18/33 (g)	300	335
Joint Stock Company National Company Kazmunaygas
3.50%, 04/14/33 (g)	390	331
Kinetik Holdings LP
5.88%, 06/15/30 (e)	785	777
Noble Finance II LLC
8.00%, 04/15/30 (e)	300	300
Petroleos Mexicanos
7.69%, 01/23/50	1,420	1,064
Sierracol Energy Andina, LLC
6.00%, 06/15/28 (g)	550	513
Tallgrass Energy Partners, LP
6.00%, 09/01/31 (e)	1,150	1,087
Transmontaigne Partners LLC
8.50%, 06/15/30 (e)	160	161
Trident Energy Finance PLC
12.50%, 11/30/29 (e)	200	206
Vista Energy Argentina S.A.U.
7.63%, 12/10/35 (e)	216	210
Wintershall Dea GmbH
3.00%, (100, 07/20/28), EUR (f) (g)	300	301
YPF S.A.
9.50%, 01/17/31 (e)	280	293
		12,072
Materials 2.1%
Ahlstrom Holding 3 Oy
3.63%, 02/04/28, EUR (g)	200	210
ATI Inc.
7.25%, 08/15/30	415	428
Avient Corporation
6.25%, 11/01/31 (e)	420	416
Braskem Netherlands Finance B.V.
8.50%, 01/12/31 (g)	300	301
Capstone Copper Corp.
6.75%, 03/31/33 (e)	265	264
Cleveland-Cliffs Inc.
6.88%, 11/01/29 (e)	160	157
7.00%, 03/15/32 (e)	375	360
7.38%, 05/01/33 (e)	605	580
Compania de Minas Buenaventura S.A.A.
6.80%, 02/04/32 (e)	200	203
Consolidated Energy Finance S.A.
12.00%, 02/15/31 (e)	335	334
Diamond Escrow Issuer, LLC
9.75%, 11/15/28 (e)	610	634
FMG Resources (August 2006) Pty Ltd
4.38%, 04/01/31 (e)	149	135
Fresnillo PLC
4.25%, 10/02/50 (g)	200	146
Guala Closures S.p.A.
3.25%, 06/15/28, EUR (g)	188	194
INEOS Finance PLC
6.75%, 05/15/28 (e)	45	45
7.50%, 04/15/29 (e)	375	374
INEOS Quattro Finance 2 plc
8.50%, 03/15/29, EUR (g)	50	57
6.75%, 04/15/30, EUR (g)	100	108
Kaiser Aluminum Corporation
4.63%, 03/01/28 (e)	615	584
Kronos International, Inc.
9.50%, 03/15/29, EUR	249	290
Lune Holdings S.a r.l.
5.63%, 11/15/28, EUR (g)	150	120
Monitchem Holdco 3 S.A.
8.75%, 05/01/28, EUR (g)	250	271
Novelis Corporation
6.88%, 01/30/30 (e)	570	577
Olympus Water US Holding Corporation
9.63%, 11/15/28, EUR (g)	300	337
6.25%, 10/01/29 (e) (i)	670	589
Samarco Mineracao S/A
9.00%, 06/30/31 (d) (e) (j)	380	369
Sasol Financing USA LLC
6.50%, 09/27/28	290	278
Synthomer PLC
7.38%, 05/02/29, EUR (g)	100	109
Trident TPI Holdings, Inc.
12.75%, 12/31/28 (e)	390	419
Tronox Incorporated
4.63%, 03/15/29 (e)	450	384

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Vedanta Resources Limited
10.88%, 09/17/29 (g)	250	258
Vibrantz Technologies Inc.
9.00%, 02/15/30 (e)	140	114
W. R. Grace Holdings LLC
5.63%, 08/15/29 (e)	615	529
7.38%, 03/01/31 (e)	305	305
We Soda Investments Holding PLC
9.50%, 10/06/28 (g)	300	309
White Cap Buyer, LLC
6.88%, 10/15/28 (e)	460	442
		11,230
Consumer Staples 1.4%
AA Bond Co Limited
6.85%, 07/31/31, GBP (g)	100	132
Amber FinCo PLC
6.63%, 07/15/29, EUR (g)	200	224
BCP V Modular Services Finance PLC
6.75%, 11/30/29, EUR (g)	100	99
Bellis Acquisition Company PLC
8.13%, 05/14/30, GBP (g)	200	239
Boels Topholding B.V.
6.25%, 02/15/29, EUR (g)	125	139
Champions Financing Inc.
8.75%, 02/15/29 (e)	510	456
Co-operative Group Limited
7.50%, 07/08/26, GBP (g) (j) (k)	260	340
Elo
6.00%, 03/22/29, EUR (g)	200	196
Flora Food Management B.V.
6.88%, 07/02/29, EUR (g)	150	164
Loxama
6.38%, 05/31/29, EUR (g)	200	225
Minerva Luxembourg S.A.
8.88%, 09/13/33 (g)	330	351
Multiversity S.p.A.
6.86%, (3 Month EURIBOR + 4.25%), 10/30/28, EUR (a) (g)	100	108
Ocado Group PLC
10.50%, 08/08/29, GBP (g)	150	196
Opal Bidco SAS
6.50%, 03/31/32 (e)	205	205
Pachelbel BidCo S.p.A.
7.13%, 05/17/31, EUR (g)	50	57
Perrigo Finance Unlimited Company
6.13%, 09/30/32	470	463
Post Holdings, Inc.
6.38%, 03/01/33 (e)	505	498
Prime Security Services Borrower, LLC
6.25%, 01/15/28 (e)	440	439
Primo Water Holdings Inc.
3.88%, 10/31/28, EUR (g)	150	161
Q-Park Holding I B.V.
5.13%, 03/01/29, EUR (g)	100	110
RAC Bond Co PLC
5.25%, 11/04/27, GBP (g)	200	249
Roquette Freres
5.49%, (100, 11/25/29), EUR (f) (g)	100	107
Techem Verwaltungsgesellschaft 675 mbH
5.38%, 07/15/29, EUR (g)	241	264
Verisure Holding AB
3.25%, 02/15/27, EUR (g)	300	319
Verisure Midholding AB
5.25%, 02/15/29, EUR (g)	300	326
Walgreens Boots Alliance, Inc.
2.13%, 11/20/26, EUR	400	422
Wand NewCo 3, Inc.
7.63%, 01/30/32 (e)	945	968
		7,457
Health Care 1.2%
1261229 Bc Ltd.
10.00%, 04/15/32 (e)	575	572
Acadia Healthcare Company, Inc.
5.50%, 07/01/28 (e)	40	39
5.00%, 04/15/29 (e)	290	274
7.38%, 03/15/33 (e)	230	230
Bayer Aktiengesellschaft
5.38%, 03/25/82, EUR (g)	300	318
Cheplapharm Arzneimittel GmbH
7.50%, 05/15/30, EUR (g)	200	200
CVS Health Corporation
6.75%, 12/10/54	405	404
Ephios Subco 3 S.a r.l.
7.88%, 01/31/31, EUR (g)	200	230
Eurofins Scientific SE
6.75%, (100, 04/24/28), EUR (f) (g)	300	341
Fortrea Holdings Inc.
7.50%, 07/01/30 (e)	120	109
Grifols Escrow Issuer S.A.
3.88%, 10/15/28, EUR (g)	200	198
Grifols, S.A.
7.50%, 05/01/30, EUR (g)	300	339
Gruenenthal GmbH
4.63%, 11/15/31, EUR	300	312
Lifepoint Health, Inc.
10.00%, 06/01/32 (e)	370	354
Molina Healthcare, Inc.
6.25%, 01/15/33 (e)	225	222
Mozart Debt Merger Sub Inc.
5.25%, 10/01/29 (e)	595	571
Neopharmed Gentili S.p.A.
7.13%, 04/08/30, EUR (g)	100	112
Nidda Healthcare Holding GmbH
7.50%, 08/21/26, EUR (g)	172	189
Ray Financing LLC
6.50%, 07/15/31, EUR (g)	300	332
Surgery Center Holdings, Inc.
7.25%, 04/15/32 (e)	460	454
Team Health Holdings, Inc.
13.50%, 06/30/28 (d) (e)	141	153
Teva Pharmaceutical Finance Netherlands II B.V.
7.38%, 09/15/29, EUR	100	120
4.38%, 05/09/30, EUR (g)	500	537
		6,610
Real Estate 0.8%
Alexandrite Monnet UK HoldCo PLC
10.50%, 05/15/29, EUR (g)	200	236
Castellum Aktiebolag
3.13%, (100, 12/02/26), EUR (f) (g)	350	366
CPI Property Group
4.88%, (100, 07/16/25), EUR (f) (g)	200	208
4.00%, 01/22/28, GBP (g) (j) (k)	200	238
1.75%, 01/14/30, EUR (g)	150	134
Globalworth Real Estate Investments Limited
6.25%, 03/31/30, EUR (g)	282	308
Greentown China Holdings Limited
8.45%, 02/24/28 (g)	200	203
Heimstaden AB
6.75%, (100, 10/15/26), EUR (f) (g)	100	80
Heimstaden Bostad AB
3.63%, (100, 10/13/26), EUR (f) (g)	350	358
4.38%, 03/06/27, EUR (g)	200	205
1.63%, 10/13/31, EUR (g)	100	90
Park Intermediate Holdings LLC
5.88%, 10/01/28 (e)	390	381
Service Properties Trust
4.75%, 10/01/26	430	421
Star Holding LLC
8.75%, 08/01/31 (e)	335	321
Uniti Group Inc.
10.50%, 02/15/28 (e)	593	630
6.50%, 02/15/29 (e)	265	238
		4,417
Information Technology 0.7%
Ahead DB Holdings, LLC
6.63%, 05/01/28 (e)	970	949
Atos SE
9.00%, 12/18/29, EUR (g) (j)	200	232

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Fortress Intermediate 3 Inc.
7.50%, 06/01/31 (e)	720	728
Minerva Merger Sub Inc
6.50%, 02/15/30 (e)	640	601
UKG Inc.
6.88%, 02/01/31 (e)	895	908
		3,418
Total Corporate Bonds And Notes (cost $134,836)		134,954
CATASTROPHE BONDS 14.7%
Multi-Peril 10.7%
3264 Re Ltd.
25.54%, (3 Month Treasury + 21.25%), 02/07/28 (a) (e)	500	501
Alamo Re Ltd.
10.26%, (1 Month Treasury + 6.00%), 06/07/27 (a) (e)	1,400	1,451
12.01%, (1 Month Treasury + 7.75%), 06/07/27 (a) (e)	500	524
Atela Re Ltd.
18.51%, (3 Month Treasury + 14.25%), 05/09/27 (a) (e)	750	810
Atlas Capital Reinsurance 2022 Designated Activity Company
14.24%, (SOFR + 9.68%), 06/06/25 (a)	1,750	1,781
Bonanza Re Ltd
9.79%, (3 Month Treasury + 5.50%), 12/20/27 (a) (e)	1,500	1,512
Bridge STR RE Ltd.
8.31%, (3 Month Treasury + 4.00%), 01/07/28 (a) (e)	3,000	2,981
Easton Re Pte. Ltd.
11.79%, (3 Month Treasury + 7.50%), 01/08/27 (a) (e)	1,900	1,947
Foundation Re IV Ltd.
10.56%, (3 Month Treasury + 6.25%), 01/08/27 (a) (e)	1,000	1,014
Four Lakes Re Ltd.
9.82%, (3 Month Treasury + 5.50%), 01/07/28 (a) (e)	1,500	1,487
Herbie Re Ltd.
11.57%, (3 Month Treasury + 7.25%), 01/08/29 (a) (e)	2,250	2,264
15.07%, (3 Month Treasury + 10.75%), 01/08/29 (a) (e)	1,250	1,277
Hypatia Ltd.
14.78%, (3 Month Treasury + 10.50%), 04/08/26 (a) (e)	1,650	1,721
Kendall Re Ltd.
10.54%, (3 Month Treasury + 6.25%), 04/30/27 (a) (e)	1,500	1,566
12.04%, (3 Month Treasury + 7.75%), 04/30/27 (a) (e)	750	776
Kilimanjaro III Re Limited
10.14%, (3 Month Treasury + 5.25%), 06/25/25 (a) (e)	2,150	2,151
8.85%, (3 Month Treasury + 4.56%), 04/20/26 (a) (e)	500	502
9.15%, (3 Month Treasury + 4.86%), 04/20/26 (a) (e)	500	501
16.65%, (3 Month Treasury + 12.36%), 04/20/26 (a) (e)	275	277
Kilimanjaro Re Limited
10.54%, (3 Month Treasury + 6.25%), 06/30/28 (a) (e)	1,150	1,209
Matterhorn Re Ltd
10.11%, (SOFR + 5.75%), 12/08/25 (a) (e)	1,000	981
16.54%, (3 Month Treasury + 12.25%), 02/04/28 (a)	1,000	1,005
Mona Lisa RE Ltd.
11.31%, (3 Month Treasury + 7.00%), 07/08/25 (a) (e)	2,750	2,755
14.06%, (3 Month Treasury + 9.75%), 06/25/27 (a) (e)	1,700	1,839
12.42%, (3 Month Treasury + 8.00%), 01/08/29 (a) (e)	2,750	2,763
Montoya Re Ltd.
11.39%, (1 Month Treasury + 7.11%), 04/07/25 (a) (e)	1,500	1,495
15.75%, (1 Month Treasury + 11.50%), 04/07/27 (a) (e)	1,750	1,812
Mystic Re IV Ltd.
16.29%, (3 Month Treasury + 12.00%), 01/08/27 (a) (e)	750	785
8.32%, (3 Month Treasury + 4.00%), 01/10/28 (a) (e)	1,000	1,001
14.57%, (3 Month Treasury + 10.25%), 01/10/28 (a) (e)	750	764
Northshore Re II Limited
12.31%, (3 Month Treasury + 8.00%), 07/08/25 (a) (e)	1,930	1,924
9.26%, (3 Month Treasury + 5.00%), 04/07/28 (a) (e)	500	499
Ocelot Re Ltd.
12.02%, (3 Month Treasury + 7.75%), 01/07/31 (a) (e)	1,900	1,937
Residential Reinsurance 2024 Ltd.
9.53%, (3 Month Treasury + 5.25%), 12/06/28 (a) (e)	1,250	1,262
11.28%, (3 Month Treasury + 7.00%), 12/06/28 (a) (e)	1,000	1,025
Sanders Re II Ltd.
8.29%, (3 Month Treasury + 4.00%), 04/07/29 (a) (e)	1,000	981
9.54%, (3 Month Treasury + 5.25%), 04/07/29 (a) (e)	1,000	992
Sanders Re III Ltd.
10.04%, (3 Month Treasury + 5.75%), 04/07/28 (a) (e)	1,000	1,038
Stabilitas Re Ltd.
12.78%, (3 Month Treasury + 8.50%), 06/05/26 (a) (e)	2,500	2,589
Titania Re Ltd.
10.54%, (1 Month Treasury + 6.25%), 11/26/27 (a) (e)	2,750	2,727
Vista Re Ltd.
18.79%, (3 Month Treasury + 14.49%), 05/21/25 (a) (e)	500	507
		56,933
Storms 2.4%
Cape Lookout Re Ltd.
12.29%, (1 Month Treasury + 8.00%), 04/05/27 (a) (e)	1,600	1,642
11.19%, (1 Month Treasury + 6.90%), 03/13/28 (a) (e)	1,250	1,248
FloodSmart Re Ltd.
18.30%, (3 Month Treasury + 14.00%), 03/12/27 (a) (e)	500	515
Gateway Re II Ltd.
13.20%, (3 Month Treasury + 8.90%), 04/27/26 (a) (e)	250	259
Gateway Re Ltd
13.76%, (1 Month Treasury + 9.50%), 07/07/27 (a) (e)	500	498
14.76%, (1 Month Treasury + 10.50%), 07/07/28 (a) (e)	500	498
Hestia Re Ltd
15.04%, (1 Month Treasury + 10.75%), 04/07/26 (a) (e)	1,250	1,298
12.54%, (1 Month Treasury + 8.25%), 03/13/28 (a) (e)	750	748
Marlon Ltd.
11.31%, (3 Month Treasury + 7.00%), 06/07/27 (a) (e)	1,775	1,826
Queen Street 2023 Re Designated Activity Company
11.77%, (3 Month Treasury + 7.50%), 12/08/25 (a) (e)	2,400	2,438
Winston Re Ltd.
14.54%, (3 Month Treasury + 10.25%), 02/26/27 (a) (e)	1,300	1,374
10.79%, (3 Month Treasury + 6.50%), 02/21/28 (a) (e)	750	750
		13,094

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Earthquakes 1.2%
Sutter Re Ltd.
11.04%, (3 Month Treasury + 6.75%), 06/19/26 (a) (e)	1,000	1,032
Torrey Pines Re Ltd.
9.52%, (3 Month Treasury + 5.00%), 06/05/26 (a) (e)	1,000	1,024
Ursa Re II Ltd.
9.29%, (3 Month Treasury + 5.00%), 06/16/25 (a) (e)	750	753
Veraison Re Ltd.
9.03%, (3 Month Treasury + 4.75%), 03/08/27 (a) (e)	1,000	1,030
7.78%, (1 Month Treasury + 3.50%), 03/08/28 (a) (e)	1,500	1,501
9.28%, (1 Month Treasury + 5.00%), 03/08/28 (a) (e)	1,000	1,001
		6,341
Storms and Earthquakes 0.4%
London Bridge 2 PCC Limited
11.79%, (3 Month Treasury + 7.50%), 01/09/29 (a) (e)	2,000	1,999
Total Catastrophe Bonds (cost $77,039)		78,367
DIRECT ACCESS LENDING 11.9%
Financials 6.9%
Axonic Coinvest II, LP (g)	8,000	8,514
Eiger Funding (PCC) Ltd., GBP (g)	8,107	10,729
EJF CRT 2024-R1 LLC
12.18%, (SOFR + 7.75%), 02/15/43 (a) (b) (g)	5,610	5,584
Northleaf Chorus Investors LP (g)	1,216	1,222
Upgrade Master Pass-Thru Trust Series 2025-ST1
Series 2025-CRT1-ST1, 03/15/30 (b)	11,000	10,644
		36,693
Industrials 2.8%
HCM 2021-1, LLC (g)	12,000	12,438
Ironwood Funding XIV LLC (g)	2,569	2,519
		14,957
Consumer Discretionary 1.6%
AX Southeast Loan Investor LLC (g)	8,000	8,534
Communication Services 0.6%
Cutting Edge Group
12.59%, (SOFR + 8.00%), 07/31/29 (a) (b) (g)	3,244	3,169
Total Direct Access Lending (cost $61,269)		63,353
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.2%
1211 Avenue of The Americas
Series 2015-C-1211, REMIC, 4.14%, 08/10/25 (a)	355	334
1988 CLO 1 Ltd
Series 2022-ER-1A, 10.40%, (3 Month Term SOFR + 6.10%), 10/15/39 (a)	2,000	1,981
1988 CLO 2 Ltd
Series 2023-ER-2A, 9.55%, (3 Month Term SOFR + 5.25%), 04/15/38 (a)	2,000	2,000
37 Capital CLO 1 Ltd
Series 2021-E-1A, REMIC, 11.76%, (3 Month Term SOFR + 7.46%), 10/16/34 (a)	2,500	2,318
AB BSL CLO 5 Ltd
Series 2024-D1-5A, 7.41%, (3 Month Term SOFR + 3.10%), 01/20/38 (a)	750	750
Balboa Bay Loan Funding 2024-1 Ltd
Series 2024-E-1A, 10.54%, (3 Month Term SOFR + 6.25%), 07/20/37 (a)	1,250	1,259
BAMLL Trust 2024-BHP
Series 2024-B-BHP, REMIC, 7.22%, (1 Month Term SOFR + 2.90%), 08/17/26 (a)	568	569
Barings CLO Ltd 2024-I
Series 2024-E-1A, 11.24%, (3 Month Term SOFR + 6.95%), 01/21/37 (a)	2,000	2,017
Barings CLO Ltd 2024-V
Series 2024-E-5A, 10.04%, (3 Month Term SOFR + 5.65%), 07/15/37 (a) (e)	1,000	988
BBCMS Mortgage Trust 2024-5C31
Series 2024-D-5C31, REMIC, 4.25%, 12/17/29	386	339
Benchmark 2019-B10 Mortgage Trust
Series 2019-B-B10, REMIC, 4.18%, 03/15/29 (a)	548	489
Benchmark 2020-B16 Mortgage Trust
Series 2020-B-B16, REMIC, 3.18%, 01/17/30 (a)	373	317
Series 2020-C-B16, REMIC, 3.53%, 01/17/30 (a)	298	242
Benchmark 2020-B17 Mortgage Trust
Series 2020-C-B17, REMIC, 3.37%, 03/15/30 (a)	341	255
Benchmark 2020-B19 Mortgage Trust
Series 2020-AS-B19, REMIC, 2.15%, 09/17/30	405	327
Series 2020-B-B19, REMIC, 2.35%, 09/17/30	156	117
Benchmark 2024-V5 Mortgage Trust
Series 2024-C-V5, REMIC, 6.97%, 01/12/29 (a)	55	56
Benefit Street Partners CLO XXXVII Ltd
Series 2024-E-37A, 9.70%, (3 Month Term SOFR + 5.35%), 01/25/38 (a)	1,500	1,484
BMO 2024-5C3 Mortgage Trust
Series 2024-C-5C3, REMIC, 6.86%, 02/16/29 (a)	496	501
BMO 2024-5C6 Mortgage Trust
Series 2024-D-5C8, REMIC, 4.50%, 12/15/57	281	255
Business Jet Securities 2024-1, LLC
Series 2024-B-1A, 6.92%, 05/15/30	287	295
Business Jet Securities 2024-2, LLC
Series 2024-B-2A, 5.75%, 09/15/30	364	366
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-E-VOLT, REMIC, 6.43%, (1 Month Term SOFR + 2.11%), 09/15/36 (a)	500	491
BX Commercial Mortgage Trust 2023-XL3
Series 2023-D-XL3, REMIC, 7.91%, (1 Month Term SOFR + 3.59%), 12/15/25 (a)	211	211
BX Commercial Mortgage Trust 2024-XL4
Series 2024-C-XL4, REMIC, 6.51%, (1 Month Term SOFR + 2.19%), 02/17/26 (a)	180	180
BX Commercial Mortgage Trust 2024-XL5
Series 2024-D-XL5, REMIC, 7.01%, (1 Month Term SOFR + 2.69%), 03/15/26 (a)	341	339
BX Trust
Series 2024-C-MF, REMIC, 6.26%, 02/17/26 (a)	149	149
Series 2024-D-MF, REMIC, 7.01%, 02/17/26 (a)	340	340
Series 2024-C-BIO, REMIC, 6.96%, (1 Month Term SOFR + 2.64%), 02/15/29 (a)	378	375
BX Trust 2024-VLT4
Series 2024-E-VLT4, REMIC, 7.21%, (1 Month Term SOFR + 2.89%), 06/15/26 (a)	382	378
Canyon CLO 2025-1 Ltd
Series 2025-E-1A, 9.05%, (3 Month Term SOFR + 4.75%), 04/15/38 (a)	1,125	1,123
Castlelake Aircraft Structured Trust 2025-1
Series 2025-C-1A, 7.75%, 08/15/30	442	430
COMM 2024-CBM Mortgage Trust
Series 2024-D-CBM, REMIC, 7.93%, 12/12/29 (a)	330	334
Compass Datacenters Issuer II, LLC
Series 2024-B-1A, 7.00%, 02/26/29	216	220
CONE Trust 2024-DFW1
Series 2024-D-DFW1, REMIC, 7.36%, (1 Month Term SOFR + 3.10%), 08/15/41 (a)	242	242
Crockett Partners Equipment Company IIA LLC
Series 2024-B-1C, 6.78%, 01/20/30	176	178
Eaton Vance CLO 2013-1 Ltd
Series 2013-D3R-1A, 11.36%, (3 Month Term SOFR + 7.06%), 01/17/34 (a)	1,250	1,234
Eaton Vance CLO 2020-2 Ltd
Series 2020-ER2-2A, 10.80%, (3 Month Term SOFR + 6.50%), 10/15/37 (a)	1,000	1,003
Eleven Madison Trust 2015-11MD Mortgage Trust
Series 2015-D-11MD, REMIC, 3.55%, 09/11/25 (a)	334	322
ELM Trust 2024-ELM
Series 2024-D10-ELM, REMIC, 6.18%, 06/11/27 (a)	499	502

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Series 2024-D15-ELM, REMIC, 6.23%, 06/11/27 (a)	325	327
Elmwood CLO 30 Ltd
Series 2024-E-6A, 9.55%, (3 Month Term SOFR + 5.25%), 07/17/37 (a)	1,000	998
Gracie Point International Funding 2024-1, LLC
Series 2024-A-1A, 6.12%, (SOFR 90-Day Average + 1.70%), 03/02/26 (a)	610	607
Series 2024-D-1A, 11.57%, (SOFR 90-Day Average + 7.15%), 03/02/26 (a)	100	100
GreenSky Home Improvement Issuer Trust 2025-1
Series 2025-D-1A, 6.22%, 03/25/60	832	833
GS Mortgage Securities Trust 2016-GS2
Series 2016-C-GS2, REMIC, 4.70%, 05/12/26 (a)	415	401
GS Mortgage Securities Trust 2017-GS6
Series 2017-B-GS6, REMIC, 3.87%, 05/12/27	415	359
Halseypoint CLO 4, Ltd
Series 2021-E-4A, REMIC, 11.26%, (3 Month Term SOFR + 6.97%), 04/20/34 (a) (e)	1,500	1,440
Hilton Grand Vacations Trust 2024-1B
Series 2024-C-1B, 6.62%, 09/15/39	245	248
Island Finance Trust 2025-1
Series 2025-A-1A, 6.54%, 03/19/35	360	366
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO
Series 2022-C-OPO, REMIC, 3.45%, 01/08/27 (a)	568	488
J.P. Morgan Mortgage Trust 2024-HE1
Series 2024-M1-HE1, REMIC, 6.32%, (1 Month Term SOFR + 2.00%), 04/21/31 (a)	160	161
Series 2024-M2-HE1, REMIC, 6.72%, (1 Month Term SOFR + 2.40%), 04/21/31 (a)	122	123
KKR CLO 43 Ltd
Series 2022-ER-43A, 12.27%, (3 Month Term SOFR + 7.97%), 01/15/36 (a)	1,500	1,506
MED Commercial Mortgage Trust 2024-MOB
Series 2024-C-MOB, REMIC, 6.61%, (1 Month Term SOFR + 2.29%), 04/15/26 (a)	411	401
MidOcean Credit CLO XV Ltd
Series 2024-E-15A, 10.54%, (3 Month Term SOFR + 6.25%), 07/21/37 (a)	1,000	1,001
Morgan Stanley Capital I Trust 2021-L7
Series 2021-B-230P, REMIC, 5.88%, (1 Month Term SOFR + 1.56%), 12/15/38 (a)	268	255
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM2
Series 2025-A3-NQM2, 6.10%, 01/25/70 (j)	168	168
Series 2025-M1-NQM2, 6.52%, 01/25/70 (a)	822	823
New Residential Mortgage LLC
Series 2024-A-FNT1, 7.40%, 11/25/29	680	687
NRZ FHT Excess LLC
Series 2025-A-FHT1, 6.55%, 03/25/32 (e)	812	806
NYC Commercial Mortgage Trust 2025-3BP
Series 2025-D-3BP, REMIC, 6.76%, (1 Month Term SOFR + 2.50%), 02/16/27 (a)	251	250
OBX 2025-HE1 Trust
Series 2025-M2-HE1, 6.48%, 02/25/55 (a) (b)	266	266
OCP CLO 2023-30 LTD
Series 2023-E-30A, 11.39%, (3 Month Term SOFR + 7.09%), 01/26/37 (a)	2,000	2,009
ONE 2021-PARK Mortgage Trust
Series 2021-E-PARK, REMIC, 6.18%, (1 Month Term SOFR + 1.86%), 03/15/28 (a)	466	447
One Market Plaza Trust 2017-1MKT
Series 2017-A-1MKT, REMIC, 3.61%, 02/10/32	574	537
Series 2017-B-1MKT, REMIC, 3.85%, 02/10/32	106	96
ORL 2024-GLKS Mortgage Trust
Series 2024-D-GLKS, REMIC, 7.11%, 12/15/26 (a)	494	494
OSD CLO 2021-23 Ltd
Series 2021-D1R-23A, 7.04%, (3 Month Term SOFR + 2.75%), 01/21/37 (a)	2,000	1,986
Palmer Square CLO 2023-1 Ltd
Series 2023-ER-1A, 9.19%, (3 Month Term SOFR + 4.90%), 01/20/38 (a)	2,000	1,987
Palmer Square Loan Funding 2022-1 Ltd
Series 2022-E-1A, 11.50%, (3 Month Term SOFR + 7.20%), 04/15/30 (a)	1,000	1,006
RR 34 LTD
Series 2024-DR-34RA, 9.80%, (3 Month Term SOFR + 5.50%), 10/15/39 (a)	2,000	1,981
SFO Commercial Mortgage Trust 2021-555
Series 2021-B-555, REMIC, 5.93%, (1 Month Term SOFR + 1.61%), 05/15/28 (a)	325	316
Series 2021-D-555, REMIC, 6.83%, (1 Month Term SOFR + 2.51%), 05/15/28 (a)	165	158
Sierra Timeshare 2022-2 Receivables Funding LLC
Series 2022-D-2A, 9.22%, 06/20/40	366	375
Sierra Timeshare 2024-3 Receivables Funding LLC
Series 2024-D-3A, 6.93%, 08/20/41	389	389
Sierra Timeshare 2025-1 Receivables Funding LLC
Series 2025-D-1A, 6.86%, 01/21/42	736	737
Sixth Street CLO XXV Ltd
Series 2024-E-25A, 10.30%, (3 Month Term SOFR + 6.00%), 07/24/37 (a)	1,250	1,254
Symphony CLO 45 Ltd
Series 2024-E-45A, 10.69%, (3 Month Term SOFR + 5.75%), 10/15/37 (a)	2,000	1,996
TCO Commercial Mortgage Trust 2024-DPM
Series 2024-C-DPM, REMIC, 6.31%, (1 Month Term SOFR + 2.05%), 12/17/29 (a)	268	268
Trestles CLO III Ltd
Series 2020-ER-3A, 10.39%, (3 Month Term SOFR + 6.10%), 10/20/37 (a)	1,500	1,486
U.S. Bank National Association
Series 2025-C-SUP1, 1.90%, (SOFR 30-Day Average + 1.90%), 02/25/32 (a)	568	568
Series 2025-D-SUP1, 3.00%, (SOFR 30-Day Average + 2.70%), 02/25/32 (a)	425	425
Verus Securitization Trust 2024-7
Series 2024-A3-7, REMIC, 5.40%, 09/25/69 (a)	460	457
Volofin Finance (Ireland) Designated Activity Company
Series 2024-A-1A, 5.94%, 03/17/31	640	647
Series 2024-B-1A, 6.21%, 11/17/31	264	269
Wells Fargo Commercial Mortgage Trust 2017-C39
Series 2017-C-C39, REMIC, 4.12%, 08/17/27	283	262
Whitebox CLO II Ltd
Series 2020-E1R2-2A, 10.31%, 10/26/37 (a)	1,400	1,389
Total Non-U.S. Government Agency Asset-Backed Securities (cost $59,642)		59,463
GOVERNMENT AND AGENCY OBLIGATIONS 4.6%
Sovereign 3.3%
Angola, Government of
9.38%, 05/08/48 (g)	350	276
Departamento Administrativo De La Presidencia De La Republica
7.50%, 02/02/34	1,560	1,548
8.75%, 11/14/53	380	377
Ghana, Government of
5.00%, 07/03/35 (e) (j)	584	412
Gobierno de la Republica de Guatemala
6.60%, 06/13/36 (g)	760	766
Gobierno de la Republica del Ecuador
6.90%, 07/31/30 (g) (j)	587	346
5.50%, 07/31/35 (g) (j)	678	331
Government of Commonwealth of the Bahamas
6.00%, 11/21/28 (g)	470	449
Government of the Republic of Panama
4.50%, 04/01/56	340	207
Government of the Republic of Serbia
2.05%, 09/23/36, EUR (g)	560	441
Government of the Republic of Zambia
5.75%, 06/30/33 (g) (j)	540	469
0.50%, 12/31/53 (g) (j)	422	256
Nigeria, Federal Government of
8.75%, 01/21/31 (g)	590	561
8.25%, 09/28/51 (g)	200	156
People's Government of Inner Mongolia Autonomous Region
7.88%, 06/05/29 (g)	310	317

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Presidence de la Republique de Cote d'Ivoire
4.88%, 01/30/32, EUR (g)	1,160	1,104
6.63%, 03/22/48, EUR (g)	1,160	975
Presidencia da Republica
6.63%, 03/15/35	200	199
Presidencia De La Nacion
0.75%, 07/09/30 (j)	1,076	780
3.50%, 07/09/41 (j)	597	343
4.13%, 07/09/46 (j)	518	318
Presidencia de la Republica de El Salvador
9.50%, 07/15/52 (g)	810	812
Presidencia de la Republica Dominicana
7.05%, 02/03/31 (g)	550	569
6.85%, 01/27/45 (g)	534	525
Romania, Government of
6.38%, 09/18/33, EUR (g)	1,261	1,389
6.38%, 01/30/34 (g)	200	193
South Africa, Parliament of
5.75%, 09/30/49	1,340	983
The Arab Republic of Egypt
8.70%, 03/01/49 (g)	1,250	953
The Democratic Socialist Republic of Sri Lanka
4.00%, 04/15/28 (g)	297	279
3.10%, 01/15/30 (g) (j)	234	206
3.35%, 03/15/33 (g) (j)	459	359
3.35%, 03/15/33 (e) (j)	50	39
3.60%, 02/15/38 (g) (j)	431	335
Turkiye Cumhuriyeti Basbakanlik
7.63%, 05/15/34	275	277
		17,550
Collateralized Mortgage Obligations 1.3%
Connecticut Avenue Securities Trust 2019-R06
Series 2023-1B1-R05, REMIC, 9.09%, (SOFR 30-Day Average + 4.75%), 06/25/43 (a)	1,065	1,151
Connecticut Avenue Securities Trust 2022-R02
Series 2022-2B1-R02, REMIC, 8.84%, (SOFR 30-Day Average + 4.50%), 01/27/42 (a)	880	919
Connecticut Avenue Securities Trust 2022-R08
Series 2022-1B1-R08, REMIC, 9.94%, (SOFR 30-Day Average + 5.60%), 07/25/42 (a)	175	189
Connecticut Avenue Securities Trust 2024-R01
Series 2024-1B1-R01, REMIC, 7.04%, (SOFR 30-Day Average + 2.70%), 01/25/44 (a)	491	501
Connecticut Avenue Securities Trust 2025-R02
Series 2025-1B1-R02, REMIC, 6.29%, (SOFR 30-Day Average + 1.95%), 02/27/45 (a)	471	471
Federal Home Loan Mortgage Corporation
Series 2021-B1-HQA4, REMIC, 8.09%, (SOFR 30-Day Average + 3.75%), 12/25/30 (a)	745	764
Series 2021-B1-HQA3, REMIC, 7.69%, (SOFR 30-Day Average + 3.35%), 09/25/41 (a)	890	910
Series 2022-M2-DNA4, REMIC, 9.59%, (SOFR 30-Day Average + 5.25%), 05/27/42 (a)	1,355	1,446
Series 2022-M2-DNA6, REMIC, 10.09%, (SOFR 30-Day Average + 5.75%), 09/25/42 (a)	480	523
Freddie Mac MSCR Trust MN8
Series 2024-M1-MN8, REMIC, 7.19%, (SOFR 30-Day Average + 2.85%), 05/25/29 (a)	318	321
		7,195
Total Government And Agency Obligations (cost $24,650)		24,745
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.2%
JNL Government Money Market Fund - Class I, 4.20% (l) (m)	886	886
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 4.30% (l) (m)	500	500
Total Short Term Investments (cost $1,386)		1,386
Total Investments 100.9% (cost $536,568)		537,854
Other Derivative Instruments (0.4)%		(2,002)
Other Assets and Liabilities, Net (0.5)%		(2,990)
Total Net Assets 100.0%		532,862

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of March 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(c) This senior floating rate interest will settle after March 31, 2025. If a reference rate and spread is presented, it will go into effect upon settlement.

(d) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(e) Security is exempt from registration under the Securities Act of 1933, as amended. As of March 31, 2025, the value and the percentage of net assets of these securities was $155,242 and 29.1% of the Fund.

(f) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(g) Security is restricted to resale. See Restricted Securities table following the Schedule of Investments.

(h) Convertible security.

(i) All or a portion of the security was on loan as of March 31, 2025.

(j) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of March 31, 2025.

(k) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of March 31, 2025.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2025.

Jackson Credit Opportunities Fund — Investment Interests

		Termination Date	Lockup Period	Redemption Notice
Axonic Coinvest II, LP	Controlling tranches of a CMBS SASB securitization backed by department stores.	09/30/25	N/A	N/A
Eiger Funding (PCC) Ltd.	Mezzanine loan backed by a London hotel with ~200 keys.	01/21/28†	Termination	N/A
AX Southeast Loan Investor LLC	An off-market, fund-level NAV loan to a multi-family owner/developer.	N/A	N/A	N/A
HCM 2021-1, LLC	A special purpose vehicle ("SPV") that invests in the subordinated bonds of Freddie Mac Small Balance Loans ("SBL") multifamily securitization at new issue.	N/A	2 years	6 months
Ironwood Funding XIV LLC	A senior secured draw down debt facility to a consumer NPL buyer to fund the purchase of charged-off consumer receivables, alongside the originator, an asset-based credit manager.	08/01/28†	Termination	N/A
Northleaf Chorus Investors LP	A preferred equity transaction to a music royalties platform to support the acquisition of royalty assets in a recently established investment pool.	03/19/30†	Termination	N/A

†Termination date represents the expected maturity of underlying investments held by the entity.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

Jackson Credit Opportunities Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
A2a S.P.A., 5.00% (callable at 100, 06/11/29)	08/05/24	218	219	—
AA Bond Co Limited, 6.85%, 07/31/31	10/23/24	133	132	—
Abertis Infraestructuras Finance B.V., 4.87% (callable at 100, 11/28/29)	02/19/25	213	216	—
ABN AMRO Bank N.V., 6.38% (callable at 100, 09/22/34)	01/28/25	431	434	0.1
ABN AMRO Bank N.V., 6.88% (callable at 100, 09/22/31)	01/28/25	448	451	0.1
Accor, 7.25% (callable at 100, 01/11/29)	12/05/23	233	237	0.1
Ahlstrom Holding 3 Oy, 3.63%, 02/04/28	05/14/24	209	210	—
Air France - KLM, 4.63%, 05/23/29	10/23/24	217	221	—
Alexandrite Monnet UK HoldCo PLC, 10.50%, 05/15/29	07/09/24	226	236	—
Allwyn Entertainment Financing (UK) PLC, 7.25%, 04/30/30	12/05/23	249	254	0.1
Amber FinCo PLC, 6.63%, 07/15/29	10/22/24	225	224	—
Angola, Government of, 9.38%, 05/08/48	12/01/23	284	276	0.1
Assemblin Caverion Group AB, 6.25%, 07/01/30	10/22/24	167	166	—
Atos SE, 9.00%, 12/18/29	02/19/25	210	232	—
Axis Bank Limited, 4.10% (callable at 100, 09/08/26)	01/10/24	277	290	0.1
Axonic Coinvest II, LP	10/01/24	8,000	8,514	1.6
B&M European Value Retail S.A., 6.50%, 11/27/31	02/19/25	190	189	—
Banco Bilbao Vizcaya Argentaria, S.A., 6.88% (callable at 100, 12/13/30)	01/28/25	439	448	0.1
Banco Davivienda S A, 6.65% (callable at 100, 04/22/31)	12/04/23	204	263	0.1
Banco Mercantil Del Norte S.A, 6.63% (callable at 100, 01/24/32)	12/04/23	197	193	—
Banco Santander, S.A., 3.63% (callable at 100, 03/21/29)	01/28/25	567	582	0.1
Banque Ouest Africaine De Developpement, 4.70%, 10/22/31	12/04/23	218	219	—
Bayer Aktiengesellschaft, 5.38%, 03/25/82	05/08/24	305	318	0.1
BCP V Modular Services Finance PLC, 6.75%, 11/30/29	12/04/23	90	99	—
Bellis Acquisition Company PLC, 8.13%, 05/14/30	06/25/24	254	239	0.1
Benteler International Aktiengesellschaft, 9.38%, 05/15/28	12/04/23	112	113	—
Bertrand Franchise Finance, 6.49%, 07/18/30	10/22/24	217	216	—
Boels Topholding B.V., 6.25%, 02/15/29	12/05/23	137	139	—
Braskem Netherlands Finance B.V., 8.50%, 01/12/31	02/14/24	296	301	0.1
British Telecommunications Public Limited Company, 8.38%, 12/20/83	12/04/23	347	357	0.1
Bubbles BidCo S.p.A., 6.50%, 09/30/31	01/07/25	264	270	0.1
CaixaBank, S.A., 7.50% (callable at 100, 01/16/30)	01/28/25	228	233	—
Castellum Aktiebolag, 3.13% (callable at 100, 12/02/26)	04/30/24	353	366	0.1
Ceconomy AG, 6.25%, 07/15/29	10/22/24	362	368	0.1
Cheplapharm Arzneimittel GmbH, 7.50%, 05/15/30	12/06/23	211	200	—
Cirsa Finance International S.a r.l., 10.38%, 11/30/27	12/05/23	301	308	0.1
COMMERZBANK Aktiengesellschaft, 7.88% (callable at 100, 07/02/29)	01/28/25	462	469	0.1
Co-operative Group Limited, 7.50%, 07/08/26	12/04/23	333	340	0.1
Coventry Building Society, 8.75% (callable at 100, 06/11/29)	01/28/25	386	400	0.1
CPI Property Group, 4.88% (callable at 100, 07/16/25)	10/22/24	194	208	—
CPI Property Group, 4.00%, 01/22/28	10/22/24	238	238	0.1
CPI Property Group, 1.75%, 01/14/30	10/23/24	137	134	—
CPUK Mortgage Finance Limited, 6.50%, 08/28/50	12/05/23	250	256	0.1
CT Investment GmbH, 6.38%, 04/15/30	10/22/24	223	220	—
CTEC II GmbH, 5.25%, 02/15/30	03/18/24	302	294	0.1
Cullinan Holdco SCSp, 4.63%, 10/15/26	10/23/24	97	98	—
Cutting Edge Group, 12.59%, 07/31/29	04/02/24	3,185	3,169	0.6
Dana Financing Luxembourg S.a r.l., 8.50%, 07/15/31	10/23/24	116	116	—
Deuce Finco PLC, 5.50%, 06/15/27	10/22/24	191	190	—
Deutsche Bank Aktiengesellschaft, 8.13% (callable at 100, 10/30/29)	01/28/25	221	227	—
Deutsche Lufthansa Aktiengesellschaft, 5.25%, 01/15/55	03/06/25	216	215	—
EDP, S.A., 4.75%, 05/29/54	07/09/24	215	218	—
EDP, S.A., 5.94%, 04/23/83	12/04/23	110	114	—
Eiger Funding (PCC) Ltd.	02/04/25	10,126	10,729	2.0
EJF CRT 2024-R1 LLC, 12.18%, 02/15/43	07/15/24	5,567	5,584	1.1
Electricite de France, 2.63% (callable at 100, 12/01/27)	06/03/24	600	620	0.1
Electricite de France, 7.50% (callable at 100, 09/06/28)	12/04/23	229	237	0.1
Elo, 6.00%, 03/22/29	03/06/25	200	196	—
Energizer Gamma Acquisition B.V., 3.50%, 06/30/29	10/23/24	102	101	—
Ephios Subco 3 S.a r.l., 7.88%, 01/31/31	10/22/24	232	230	—
Eroski Sociedad Cooperativa, 10.63%, 04/30/29	10/22/24	345	349	0.1
Erste Group Bank AG, 7.00% (callable at 100, 04/15/31)	01/28/25	444	450	0.1
Eurofins Scientific SE, 6.75% (callable at 100, 04/24/28)	10/22/24	338	341	0.1
Eutelsat SA, 2.25%, 07/13/27	03/06/25	197	195	—
Fedrigoni S.P.A., 6.13%, 06/15/31	07/09/24	374	368	0.1
Flora Food Management B.V., 6.88%, 07/02/29	10/22/24	163	164	—
Flutter Treasury Designated Activity Company, 5.00%, 04/29/29	10/23/24	332	331	0.1
FNAC Darty, 6.00%, 04/01/29	10/23/24	113	112	—
Food Service Project SL, 5.50%, 01/21/27	12/05/23	177	175	—
Fortune Star (BVI) Limited, 5.00%, 05/18/26	02/19/25	195	194	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

Jackson Credit Opportunities Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Fortune Star (BVI) Limited, 5.05%, 01/27/27	11/29/24	313	313	0.1
Forvia, 7.25%, 06/15/26	02/19/25	107	110	—
Forvia, 5.50%, 06/15/31	06/20/24	161	156	—
Fresnillo PLC, 4.25%, 10/02/50	03/17/25	145	146	—
Fressnapf Holding SE, 5.25%, 10/31/31	01/07/25	268	272	0.1
FWD ProInsure Limited, 8.05% (callable at 100, 06/15/25)	02/24/25	201	198	—
Globalworth Real Estate Investments Limited, 6.25%, 03/31/30	01/09/25	291	308	0.1
Gobierno de la Republica de Guatemala, 6.60%, 06/13/36	12/01/23	753	766	0.1
Gobierno de la Republica del Ecuador, 6.90%, 07/31/30	08/13/24	430	346	0.1
Gobierno de la Republica del Ecuador, 5.50%, 07/31/35	09/24/24	384	331	0.1
Government of Commonwealth of the Bahamas, 6.00%, 11/21/28	05/10/24	448	449	0.1
Government of the Republic of Serbia, 2.05%, 09/23/36	12/04/23	449	441	0.1
Government of the Republic of Zambia, 5.75%, 06/30/33	06/14/24	487	469	0.1
Government of the Republic of Zambia, 0.50%, 12/31/53	06/14/24	227	256	0.1
Greenko Power II Limited, 4.30%, 12/13/28	02/19/25	156	154	—
Greentown China Holdings Limited, 8.45%, 02/24/28	02/19/25	201	203	—
Grifols Escrow Issuer S.A., 3.88%, 10/15/28	09/03/24	205	198	—
Grifols, S.A., 7.50%, 05/01/30	10/22/24	340	339	0.1
AX Southeast Loan Investor LLC	11/08/24	8,000	8,534	1.6
Grupo Antolin-Irausa SA, 10.38%, 01/30/30	10/22/24	95	80	—
Guala Closures S.p.A., 3.25%, 06/15/28	12/04/23	191	194	—
HCM 2021-1, LLC	09/18/24	11,960	12,438	2.3
Heimstaden AB, 6.75% (callable at 100, 10/15/26)	10/22/24	68	80	—
Heimstaden Bostad AB, 3.63% (callable at 100, 10/13/26)	12/04/23	224	358	0.1
Heimstaden Bostad AB, 4.38%, 03/06/27	02/17/25	201	205	—
Heimstaden Bostad AB, 1.63%, 10/13/31	10/22/24	91	90	—
Holding D'infrastructures Des Metiers De L'environnement, 4.88%, 10/24/29	02/19/25	107	110	—
Hunt Oil USA, Inc., 8.55%, 09/18/33	11/19/24	329	335	0.1
IHO Verwaltungs GmbH, 8.75%, 05/15/28	10/22/24	170	169	—
IHS Holding Limited, 8.25%, 11/29/31	03/04/25	201	199	—
Iliad Holding, 6.88%, 04/15/31	02/19/25	335	339	0.1
INEOS Quattro Finance 2 plc, 8.50%, 03/15/29	10/23/24	57	57	—
INEOS Quattro Finance 2 plc, 6.75%, 04/15/30	02/24/25	108	108	—
Intesa Sanpaolo SPA, 7.00% (callable at 100, 05/20/32)	01/28/25	449	451	0.1
Ironwood Funding XIV LLC	08/23/24	2,569	2,519	0.5
Joint Stock Company National Company Kazmunaygas, 3.50%, 04/14/33	12/04/23	317	331	0.1
Kier Group PLC, 9.00%, 02/15/29	02/19/25	133	135	—
Koninklijke KPN N.V., 6.00% (callable at 100, 09/21/27)	02/19/25	111	114	—
Landesbank Baden-Wurttemberg, 6.75% (callable at 100, 10/15/30)	01/28/25	207	211	—
Lorca Telecom Bondco SA., 4.00%, 09/18/27	12/05/23	213	216	—
Lottomatica S.p.A., 7.13%, 06/01/28	12/05/23	166	166	—
Loxama, 6.38%, 05/31/29	03/18/24	224	225	—
Lune Holdings S.a r.l., 5.63%, 11/15/28	10/22/24	138	120	—
Maison Finco PLC, 6.00%, 10/31/27	04/30/24	242	254	0.1
Manuchar, 7.25%, 06/30/27	02/19/25	104	108	—
MCE Finance Limited, 5.75%, 07/21/28	12/04/23	359	365	0.1
Miller Homes Group (Finco) PLC, 7.00%, 05/15/29	02/16/24	401	402	0.1
Minerva Luxembourg S.A., 8.88%, 09/13/33	12/01/23	344	351	0.1
Mobico Group PLC, 4.25% (callable at 100, 11/26/25)	10/23/24	119	123	—
Monitchem Holdco 3 S.A., 8.75%, 05/01/28	10/22/24	275	271	0.1
Motion Finco S.a r.l., 7.38%, 06/15/30	12/05/23	269	267	0.1
Multiversity S.p.A., 6.86%, 10/30/28	10/23/24	109	108	—
Nationwide Building Society, 7.50% (callable at 100, 12/20/30)	01/28/25	376	384	0.1
Neopharmed Gentili S.p.A., 7.13%, 04/08/30	06/20/24	110	112	—
Nexans, 4.25%, 03/11/30	03/06/25	220	218	—
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26	12/05/23	188	189	—
Nigeria, Federal Government of, 8.75%, 01/21/31	12/01/23	569	561	0.1
Nigeria, Federal Government of, 8.25%, 09/28/51	03/27/24	166	156	—
Northleaf Chorus Investors LP	03/27/25	1,216	1,222	0.2
Ocado Group PLC, 10.50%, 08/08/29	10/22/24	193	196	—
Odido Group Holding B.V., 5.50%, 01/15/30	12/06/23	138	142	—
Olympus Water US Holding Corporation, 9.63%, 11/15/28	12/05/23	336	337	0.1
Orsted A/S, 5.13% (callable at 100, 09/14/29)	02/05/25	266	272	0.1
Orsted A/S, 5.25%, 12/08/22	04/22/24	166	164	—
Pachelbel BidCo S.p.A., 7.13%, 05/17/31	10/23/24	57	57	—
PCF GmbH, 4.75%, 04/15/29	10/22/24	141	138	—
People's Government of Inner Mongolia Autonomous Region, 7.88%, 06/05/29	12/06/23	322	317	0.1
Peu (Fin) PLC, 7.25%, 07/01/28	03/18/24	281	279	0.1
Pinnacle Bidco PLC, 10.00%, 10/11/28	12/05/23	263	273	0.1
Playtech PLC, 5.88%, 06/28/28	12/04/23	283	288	0.1
Presidence de la Republique de Cote d'Ivoire, 4.88%, 01/30/32	12/04/23	1,069	1,104	0.2
Presidence de la Republique de Cote d'Ivoire, 6.63%, 03/22/48	12/04/23	960	975	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

Jackson Credit Opportunities Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Presidencia de la Republica de El Salvador, 9.50%, 07/15/52	12/01/23	739	812	0.2
Presidencia de la Republica Dominicana, 7.05%, 02/03/31	12/01/23	568	569	0.1
Presidencia de la Republica Dominicana, 6.85%, 01/27/45	12/01/23	518	525	0.1
Primo Water Holdings Inc., 3.88%, 10/31/28	02/14/25	156	161	—
Progroup AG, 5.38%, 04/15/31	10/22/24	312	314	0.1
Prosus N.V., 3.83%, 02/08/51	12/04/23	236	250	0.1
Proximus, 4.75% (callable at 100, 07/02/31)	02/05/25	210	213	—
Q-Park Holding I B.V., 5.13%, 03/01/29	10/23/24	111	110	—
RAC Bond Co PLC, 5.25%, 11/04/27	12/06/23	240	249	0.1
Rakuten Group, Inc., 4.25% (callable at 100, 04/22/27)	10/22/24	190	202	—
Ray Financing LLC, 6.50%, 07/15/31	10/22/24	335	332	0.1
Romania, Government of, 6.38%, 09/18/33	12/04/23	1,413	1,389	0.3
Romania, Government of, 6.38%, 01/30/34	02/21/25	192	193	—
Roquette Freres, 5.49% (callable at 100, 11/25/29)	02/05/25	106	107	—
Schaeffler AG, 4.50%, 03/28/30	05/23/24	320	316	0.1
Sierracol Energy Andina, LLC, 6.00%, 06/15/28	12/04/23	486	513	0.1
Synthomer PLC, 7.38%, 05/02/29	10/23/24	112	109	—
TAP–Transportes Aereos Portugueses, SGPS, S.A., 5.13%, 11/15/29	02/05/25	217	220	—
Techem Verwaltungsgesellschaft 675 mbH, 5.38%, 07/15/29	02/05/25	258	264	0.1
Telecom Italia S.p.A., 7.88%, 07/31/28	07/09/24	238	241	0.1
Telefonica Europe B.V., 5.75% (callable at 100, 01/15/32)	04/30/24	215	224	—
Telefonica Europe B.V., 6.14% (callable at 100, 02/03/30)	02/19/25	113	114	—
Telefonica Europe B.V., 6.75% (callable at 100, 06/07/31)	10/23/24	240	237	0.1
Teva Pharmaceutical Finance Netherlands II B.V., 4.38%, 05/09/30	10/22/24	543	537	0.1
The Arab Republic of Egypt, 8.70%, 03/01/49	09/23/24	1,003	953	0.2
The Democratic Socialist Republic of Sri Lanka, 4.00%, 04/15/28	12/27/24	278	279	0.1
The Democratic Socialist Republic of Sri Lanka, 3.10%, 01/15/30	12/27/24	194	206	—
The Democratic Socialist Republic of Sri Lanka, 3.35%, 03/15/33	12/27/24	346	359	0.1
The Democratic Socialist Republic of Sri Lanka, 3.60%, 02/15/38	12/27/24	325	335	0.1
TK Elevator Holdco GmbH, 6.63%, 07/15/28	10/22/24	291	292	0.1
Turkiye Vakiflar Bankasi T.A.O., 9.00%, 10/12/28	12/04/23	346	358	0.1
TVL Finance PLC, 10.25%, 04/28/28	12/05/23	198	195	—
UGI International, LLC, 2.50%, 12/01/29	10/23/24	100	99	—
Unicredit, Societa' Per Azioni In Forma Abbreviata Unicredit S.P.A., 3.88% (callable at 100, 06/03/27)	10/23/24	205	209	—
Unicredit, Societa' Per Azioni In Forma Abbreviata Unicredit S.P.A., 6.50% (callable at 100, 12/03/31)	01/28/25	327	332	0.1
United Group B.V., 5.25%, 02/01/30	12/04/23	200	213	—
United Group B.V., 6.75%, 02/15/31	10/23/24	165	164	—
Valeo, 4.50%, 04/11/30	02/19/25	210	211	—
Vedanta Resources Limited, 10.88%, 09/17/29	02/03/25	259	258	0.1
Veolia Environnement, 2.50% (callable at 100, 01/20/29)	02/19/25	99	101	—
Verisure Holding AB, 3.25%, 02/15/27	04/24/24	315	319	0.1
Verisure Midholding AB, 5.25%, 02/15/29	10/22/24	323	326	0.1
Vertical Midco GmbH, 4.38%, 07/15/27	12/04/23	170	172	—
Virgin Media Vendor Financing Notes III Designated Activity Company, 4.88%, 07/15/28	12/04/23	410	417	0.1
VMED O2 UK Financing I PLC, 5.63%, 04/15/32	02/19/25	106	107	—
Vodafone Group Public Limited Company, 3.00%, 08/27/80	12/04/23	295	304	0.1
Volkswagen International Finance N.V., 4.63% (callable at 100, 03/24/26)	10/22/24	134	135	—
VTR Finance N.V., 6.38%, 07/15/28	10/16/24	383	380	0.1
We Soda Investments Holding PLC, 9.50%, 10/06/28	12/04/23	303	309	0.1
Wintershall Dea GmbH, 3.00% (callable at 100, 07/20/28)	12/05/23	289	301	0.1
Zegona Finance PLC, 6.75%, 07/15/29	02/19/25	111	114	—
ZF Friedrichshafen AG, 2.25%, 05/03/28	03/06/25	199	196	—
ZF Friedrichshafen AG, 3.75%, 09/21/28	02/06/24	208	202	—
ZF Friedrichshafen AG, 3.00%, 10/23/29	10/23/24	96	95	—
Ziggo Bond Company B.V., 3.38%, 02/28/30	10/23/24	98	94	—
Ziggo Bond Company B.V., 6.13%, 11/15/32	01/30/25	104	102	—
Zorlu Enerji Elektrik Uretim Anonim Sirketi, 11.00%, 04/23/30	03/28/25	193	193	—
		101,765	104,418	19.6

Jackson Credit Opportunities Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 4.20% - Class I	2,039	407,158	408,311	459	—	—	886	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

Jackson Credit Opportunities Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 4.30% - Class SL	—	25,918	25,418	41	—	—	500	0.1
	2,039	433,076	433,729	500	—	—	1,386	0.3

Summary of Investments by Country^	Total Long Term Investments
United States of America	65.3%
Bermuda	10.0
Cayman Islands	5.8
United Kingdom	4.2
Germany	1.8
France	1.0
Jersey	1.0
Canada	0.8
Spain	0.8
Netherlands	0.7
Italy	0.6
Australia	0.6
Colombia	0.5
Ireland	0.5
Argentina	0.4
Mexico	0.4
Cote D'Ivoire	0.4
Brazil	0.4
Sweden	0.4
Romania	0.4
Switzerland	0.3
South Africa	0.2
Sri Lanka	0.2
Turkey	0.2
Dominican Republic	0.2
Chile	0.2
Egypt	0.2
Austria	0.2
Nigeria	0.2
Czech Republic	0.2
El Salvador	0.2
Guatemala	0.1
Zambia	0.1
China	0.1
India	0.1
Ecuador	0.1
Israel	0.1
Belgium	0.1
Portugal	0.1
Peru	0.1
Angola	0.1
Bahamas	0.1
Serbia	0.1
Denmark	0.1
Ghana	0.1
Macau	0.1
Kazakhstan	0.1
Mongolia	0.1
Multi-National	—
Finland	—
Panama	—
Japan	—
Hong Kong	—
Gibraltar	—
Luxembourg	—
Estonia	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

Jackson Credit Opportunities Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	318	June 2025		34,967	5	401
United States 10 Year Ultra Bond	219	June 2025		24,557	20	437
United States 5 Year Note	762	July 2025		81,719	(24)	696
					1	1,534
Short Contracts
Euro BOBL	(80)	June 2025	EUR	(9,476)	3	57
Euro Bund	(66)	June 2025	EUR	(8,558)	1	59
Euro Buxl 30 Year Bond	(1)	June 2025	EUR	(126)	—	7
Euro OAT	(18)	June 2025	EUR	(2,245)	3	39
Euro Schatz	(35)	June 2025	EUR	(3,742)	1	(2)
Long Gilt	(10)	June 2025	GBP	(923)	(3)	8
United States 2 Year Note	(61)	July 2025		(12,558)	—	(79)
United States Ultra Bond	(26)	June 2025		(3,121)	(11)	(58)
					(6)	31

Jackson Credit Opportunities Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/GBP	SCB	04/16/25	GBP	(141)	(183)	2
EUR/USD	SCB	04/16/25	EUR	6,230	6,742	68
EUR/USD	SSB	04/16/25	EUR	11,237	12,159	432
GBP/USD	CIT	04/16/25	GBP	193	249	(1)
GBP/USD	CIT	04/16/25	GBP	387	500	—
GBP/USD	SCB	04/16/25	GBP	80	104	3
GBP/USD	SSB	04/16/25	GBP	7,310	9,443	283
USD/EUR	CIT	04/16/25	EUR	(221)	(239)	(8)
USD/EUR	SCB	04/16/25	EUR	(5,676)	(6,142)	(209)
USD/EUR	SCB	04/16/25	EUR	(67)	(73)	—
USD/EUR	SSB	04/16/25	EUR	(45,006)	(48,702)	(1,730)
USD/GBP	SCB	04/16/25	GBP	(7,621)	(9,844)	(381)
USD/GBP	SSB	04/16/25	GBP	(11,796)	(15,236)	(456)
					(51,222)	(1,997)

Jackson Credit Opportunities Fund – Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation/ (Depreciation) ($)
Cutting Edge Group – SOFR + 8.00%, 7/31/29	1,256	(3)
Archkey Solutions LLC – SOFR + 4.75%, 10/10/31	103	-
Eiger Funding (PCC) Ltd.	93	-
Raven Acquisition Holdings LLC – 1 Month Term SOFR +3.25%, 11/29/31	133	(1)
Northleaf Chorus Investors LP	6,284	-
TMC Buyer, Inc – SOFR + 5.00%, 11/01/30	167	2
Amspec Parent LLC – SOFR + 4.25%, 12/11/31	200	1
Ironwood Funding XIV LLC	1,431	-
	9,667	(1)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 19.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2025

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in unrounded number of contracts. Private Funds can represent number of shares issued or contributed capital to date.

Currency Abbreivations:

EUR - European Currency Unit (Euro)

GBP - British Pound

USD - United States Dollar

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%

CLO - Collateralized Loan Obligation

EURIBOR - Europe Interbank Offered Rate

LLC/L.L.C - Limited Liability Company

PLC/P.L.C. - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rates

S.p.A/S.P.A - Società Per Azioni

US/U.S. - United States

Counterparty Abbreviations:

CIT - Citibank, Inc GSC - Goldman Sachs & Co. SCB - Standard Chartered Bank
SSB - State Street Brokerage Services, Inc.

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Statement of Assets and Liabilities (in thousands, except net asset value per share)

March 31, 2025

Jackson Credit Opportunities Fund
Assets
Investments - unaffiliated, at value	$536,468
Investments - affiliated, at value	1,386
Forward foreign currency contracts	788
Variation margin on futures/futures options contracts	33
Cash	6,632
Foreign currency	1,039
Receivable from:
Investment securities sold	1,418
Dividends and interest	5,626
Deposits with brokers and counterparties	2,505
Prepaid Portfolio Investment Fees	43
Other assets	3
Total assets	555,941
Liabilities
Forward foreign currency contracts	2,785
Variation margin on futures/futures options contracts	38
Payable for:
Investment securities purchased	18,801
Return of securities loaned	500
Advisory fees	722
Portfolio Investment Fees	23
Administrative fees	113
Dividends	94
Board of trustee fees	1
Chief compliance officer fees	2
Total liabilities	23,079
Net assets	$532,862
Net assets consist of:
Paid-in capital	$525,391
Total distributable earnings (loss)	7,471
Net assets	$532,862
Net assets - Class I	$532,862
Shares outstanding - Class I	51,890
Net asset value per share - Class I	$10.27
Investments - unaffiliated, at cost	$535,182
Investments - affiliated, at cost	1,386
Foreign currency cost	1,039
Securities on loan included in
Investments - unaffiliated, at value	490

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Statement of Operations (in thousands)

For the Year Ended March 31, 2025

Jackson Credit Opportunities Fund
Investment income
Dividends (a)	$732
Foreign taxes withheld	(24)
Interest	38,836
Securities lending (a)	29
Total investment income	39,573

Expenses
Advisory fees	6,850
Administrative fees	1,070
Portfolio investment fees	34
Legal fees	2
Board of trustee fees	5
Chief compliance officer fees	3
Other expenses	2
Total expenses	7,966
Net investment income (loss)	31,607

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	5,482
Foreign currency	(362)
Forward foreign currency contracts	2,915
Futures/futures options contracts	(197)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(5,229)
Foreign currency	21
Forward foreign currency contracts	(3,011)
Futures/futures options contracts	1,628
Net realized and unrealized gain (loss)	1,247
Change in net assets from operations	$32,854
(a) Affiliated income	$500

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Statement of Changes in Net Assets (in thousands)

For the Year Ended March 31, 2025

Jackson Credit Opportunities Fund
Operations
Net investment income (loss)	$31,607
Net realized gain (loss)	7,838
Net change in unrealized appreciation
(depreciation)	(6,591)
Change in net assets from operations	32,854
Distributions to shareholders
From distributable earnings
Class I	(34,298)
Total distributions to shareholders	(34,298)
Share transactions[1]
Proceeds from the sale of shares
Class I	218,708
Reinvestment of distributions
Class I	8,370
Change in net assets from
share transactions	227,078
Change in net assets	225,634
Net assets beginning of year	307,228
Net assets end of year	$532,862

[1]Share transactions
Shares sold
Class I	21,246
Reinvestment of distributions
Class I	813
Change in shares
Class I	22,059
Purchases and sales of long term
investments
Purchase of securities	$524,359
Proceeds from sales of securities	$371,874

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Statement of Changes in Net Assets (in thousands)

For the Period Ended March 31, 2024

Jackson Credit Opportunities Fund(a)
Operations
Net investment income (loss)	$7,009
Net realized gain (loss)	861
Net change in unrealized appreciation
(depreciation)	7,458
Change in net assets from operations	15,328
Distributions to shareholders
From distributable earnings
Class I	(6,413)
Total distributions to shareholders	(6,413)
Share transactions[1]
Proceeds from the sale of shares
Class I	298,211
Reinvestment of distributions
Class I	2
Change in net assets from
share transactions	298,213
Change in net assets	307,128
Net assets beginning of year	100
Net assets end of year	$307,228

[1]Share transactions
Shares sold
Class I	29,821
Change in shares
Class I	29,821

(a)	Period from commencement of operations December 1, 2023.

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Financial Highlights

For a Share Outstanding

Net Investment Income (Loss). Net investment income(loss) is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.

Income and Expense Ratios. Ratios are annualized for periods less than one year. The annualized expense ratios do not include expenses of any underlying investment companies.

			Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

Jackson Credit Opportunities Fund

Class I
03/31/25		10.30	0.76	0.05	0.81	(0.84)	—	10.27	7.99	(a)	532,862	85	1.86	1.86	7.37
03/31/24	(b)	10.00	0.23	0.28	0.51	(0.21)	—	10.30	5.16		307,228	39	1.86	1.86	6.93

(a)

Total return is calculated using the traded net asset value, which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have transacted at. The total return calculated using the reported net asset value as of March 31, 2025 is 8.09%.

(b)	The Fund commenced operations on December 1, 2023.

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

NOTE 1. ORGANIZATION

Jackson Credit Opportunities Fund (“Fund”) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company organized as a Massachusetts business trust on June 8, 2023. The Fund has elected to operate as an interval fund. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value ("NAV"), reduced by any applicable repurchase fee.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), serves as investment adviser and administrator to the Fund.

Neuberger Berman Investment Advisers LLC ("Sub-Adviser") serves as Sub-Adviser for the Fund.

Pursuant to exemptive relief, the Fund is authorized to offer two share classes, Class A and Class I. As of March 31, 2025, only Class I shares are available for purchase. Class A shares and Class I shares differ primarily due to the Shareholder Servicing Fee attributable to Class A shares. Shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class. From time to time, the Fund may have significant subscription and redemption activity which, when executed at the NAV rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Fund's valuation policy and procedures (“Valuation Policies and Procedures”), the Fund’s Board of Trustees ("Board" or "Trustees") has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Adviser has established a Valuation Committee (the “Valuation Committee”) that is charged with the responsibilities set forth in the Valuation Policies and Procedures. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures approved by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board.

The NAV of the Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of the Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Fund’s Valuation Committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Fund's NAV. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Fund's NAV.

Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Debt obligations with remaining maturities of 60 days or less, and that did not receive a price from a third-party pricing service, or it is determined that such valuation from the pricing service does not approximate fair value, may be valued at their amortized cost, unless it is determined that such practice does not approximate fair value. Debt and derivative securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; tranche seniority; catastrophe perils and loss estimates; maturity extensions; and other relevant data. Term loans are generally valued at the composite bid prices provided by approved pricing services. Private Investment Funds ("Private Funds") are generally valued using the latest NAV reported by the third-party fund manager or General Partner ("GP") as a practical expedient to estimate the fair value of such interests. The NAV and other information provided by a GP is reviewed for reasonableness based on knowledge of current market conditions and the individual characteristics of each Private Fund. If market information indicates that the NAV is not as of the measurement date, not calculated in a manner consistent with FASB ASC Topic 946 (“Topic 946”), or otherwise not reflective of the current value, best efforts shall be used to adjust the relevant Private Fund’s NAV in a manner consistent with the measurement principals of Topic 946, which could include adjusting the Private Fund’s NAV based on a proxy or investment model which is correlated to the underlying investment return. Private debt is generally fair valued according to procedures approved by the Board, which take into account factors such as the size of the holding, the nature and duration of the securities and the volume and depth of trading, among others. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

exchange rate as of the close of the NYSE. If pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Swap agreements that clear on exchanges are valued at the most recent bid quotation or evaluated price, as applicable, obtained from pricing models or by the clearing exchange using observable inputs.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board, which take into account factors such as the size of the holding, the nature and duration of the securities and the volume and depth of trading, among others. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including the Fund’s Sub-Adviser, to assist in determining the fair value of an investment. A market-based approach may be utilized whereby related or comparable assets or liabilities, recent transactions, market multiples, book values and other inputs may be considered in determining fair value. An income-based valuation approach may also be used in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Inputs considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in, or offers for, the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating the Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The Fund intends to qualify as and be eligible to be treated each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute at least 90% of the sum of its investment company taxable income (as the term is defined in the Code) and any net tax-exempt interest income for such year. Dividends from net investment income are accrued daily and paid quarterly. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate or at all. Each year, a statement on Internal Revenue Service Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders.

Other Service Providers. State Street Bank and Trust Company (“State Street” or "Custodian") acts as custodian and securities lending agent for the Fund. The Custodian has custody of all securities and cash of the Fund maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

The Fund has entered into a Transfer Agency Agreement with UMB Fund Services, Inc ("UMB"). UMB is the transfer agent and dividend disbursing agent of all shares.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.

Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statement of Operations. Interest income, including effective-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income, and value, by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Distributions from Private Funds are recorded when communicated by the GP. Distributions from Private Funds that represent returns of capital in excess of cumulative profits and losses are credited to cost of investments rather than investment income. Portfolio investment fees that are paid outside of a Private Fund’s investment are expensed as incurred.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Fund are allocated to the classes based on the average daily net assets of each class. Expenses attributable to a specific class of shares are charged to that class.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Fund invests. When a capital gains tax is determined to apply, the Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Each business day, the fair values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in Net realized gain (loss) on Investments - unaffiliated and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated, respectively, in the Statement of Operations.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. However, since the commencement of operations, the Fund has not had claims or losses pursuant to its contracts and expects the risk of loss to be remote. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In December 2023, FASB released Accounting Standards Update (“ASU”) 2023-09, titled "Improvements to Income Tax Disclosures" under Topic 740. This update aims to enhance the transparency and consistency of income tax disclosures by requiring disclosure of specific categories in the rate reconciliation and by providing disaggregated information on income taxes paid by jurisdiction, both domestically and internationally. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management is evaluating the amendments and any impact they will have on the Fund's financial statements.

NOTE 3. FAIR VALUE MEASUREMENT

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under this guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on national or foreign stock exchanges, futures and options contracts listed on derivatives exchanges or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; tranche seniority, catastrophe perils and loss estimates, maturity extensions; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

Inputs used in the determination of the fair value level of Level 3 securities, which were deemed to be material, are disclosed within the notes below and are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments (in thousands) as of March 31, 2025 by valuation level.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	Other ($)[1]	. Total ($) .
Jackson Credit Opportunities Fund
Assets - Securities
Senior Floating Rate Instruments[2]	—	168,306	7,282	—	175,588
Corporate Bonds And Notes	—	134,954	—	—	134,954
Catastrophe Bonds	—	78,367	—	—	78,367
Direct Access Lending	—	—	19,397	43,956	63,353
Non-U.S. Government Agency Asset-Backed Securities	—	59,197	266	—	59,463
Government And Agency Obligations	—	24,745	—	—	24,745
Short Term Investments	1,386	—	—	—	1,386
	1,386	465,569	26,945	43,956	537,856
Liabilities - Securities
Direct Access Lending[2]	—	—	(3)	—	(3)
	—	—	(3)	—	(3)
Assets - Investments in Other Financial Instruments[3]
Futures Contracts	1,704	—	—	—	1,704
Open Forward Foreign Currency Contracts	—	788	—	—	788
	1,704	788	—	—	2,492
Liabilities - Investments in Other Financial Instruments[3]
Futures Contracts	(139)	—	—	—	(139)
Open Forward Foreign Currency Contracts	—	(2,785)	—	—	(2,785)
	(139)	(2,785)	—	—	(2,924)

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

2 Unfunded commitments are not reflected in total investments in the Schedule of Investments. Net unrealized appreciation is reflected as an asset and net unrealized depreciation is reflected as a liability in the table. See Unfunded Commitments table following the Schedule of Investments.

3 All derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

The following table is a rollforward of asset types with significant Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended March 31, 2025:

	Balance at Beginning of Year ($)	Transfers into Level 3 During the Period[1]	Transfers out of Level 3 During the Period[1]	Realized Gain/(Loss)	Amortization/ Accretion	Purchases	(Sales)	Balance at End of Year ($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period[2] ($)
Direct Access Lending	—	—	—	—	11	21,059	(1,629)	19,397	(44)
Senior Floating Rate Instruments	8,739	—	2,475	5	12	4,264	(3,274)	7,282	11
Non-U.S. Government Agency Asset-Backed Securities	—	—	—	—	—	266	—	266	—
	8,739	—	2,475	5	23	25,589	(4,903)	26,945	(33)

[1]	There were no significant transfers between Level 3 and Level 2 during the Year except for those noted.
[2]	Reflects the change in unrealized appreciation/(depreciation) for Level 3 investments held March 31, 2025.

Asset Class	Fair Value (In Thousands $)	Valuation Technique	Unobservable Input	Range (Weighted Average†)
Jackson Credit Opportunities Fund
Direct Access Lending	10,644	Recent Transaction	N/A‡	96.77 (N/A)
Direct Access Lending	8,753	Discounted Cash Flow Model	Discount Rate	11.80%-13.20%(12.38%)
	19,397
Senior Floating Rate Instruments	7,282	Market Approach	Broker Quote	97.25 - 100.00 (98.77)
	7,282
Non-U.S. Government Agency Asset-Backed Securities	266	Recent Transaction	N/A‡	100.00 (N/A)
	266

† Unobservable inputs were weighted by the relative fair value of the instruments.

‡ The valuations within this category are based on recent transactions. There were no quantitative unobservable inputs significant to the valuation technique.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. Jackson Credit Opportunities Fund participates in an agency based securities lending program. State Street serves as the securities lending agent to the Fund. Under the terms of the securities lending agreement, the securities lending agent is

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral. The Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. Government fixed income – 102%; U.S. equities – 102%; U.S. corporate fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agent has agreed to indemnify the Fund in the event of default by a third-party borrower. The Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, which is shared with the borrower through negotiated rebates. The Fund bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which the Fund receives may include U.S. Government securities; U.S. Government agencies’ debt securities; and U.S. Government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agent has agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. The Fund also bears the market risk with respect to collateral received and securities loaned. State Street receives a portion of the earnings from the Fund's securities lending program.

Cash collateral received is invested in the JNL Government Money Market Fund – Class SL, a registered government money market fund under the 1940 Act and series of the JNL Investors Series Trust. JNAM serves as the Adviser and Administrator for the JNL Government Money Market Fund. The JNL Government Money Market Fund is offered to the Fund and its affiliates and is not available for direct purchase by members of the public. The JNL Government Money Market Fund pays JNAM an annual fee, accrued daily and payable monthly, for investment advisory and administrative services.

Cash collateral received from the borrower is recorded in the Statement of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Fund as Investments - affiliated, at value or Investments - unaffiliated, at value, as applicable, on the Statement of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in investments - unaffiliated, at value on the Statement of Assets and Liabilities. The Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. The Fund may receive non-cash collateral in the form of securities received, which the Fund may not sell or re-pledge and accordingly are not reflected in the Statement of Assets and Liabilities. The value of securities on loan and collateral received (in thousands) at March 31, 2025 was as follows:

Fund	Securities on Loan ($)	NonCash Collateral ($)	Cash Collateral ($)	Total Collateral ($)
Jackson Credit Opportunities Fund	490	—	500	500

Unregistered Securities. The Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Fund has the right to include those securities in such registration generally without cost to the Fund. The Fund has no right to require registration of unregistered securities.

Senior and Junior Loans. The Fund may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Unfunded Commitments. The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in Other assets and Payable for Investment securities purchased in the Statement of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on Investments – unaffiliated in the Statement of Operations.

NOTE 5. PRINCIPAL RISKS

Unlisted Closed-End Structure and Liquidity Limited to Quarterly Repurchases of Shares Risk. The Fund has been organized as a non-diversified, closed-end management investment company. Closed-end funds differ from open-end management investment companies in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares. The Fund will offer only a limited degree of liquidity by conducting quarterly repurchase offers, which are generally expected to be for 5% of the Fund’s outstanding shares. There is no assurance that the Fund will repurchase shares in the amount desired. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their shares repurchased and the date they can expect to receive payment for their shares from the Fund. Shareholders whose shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such shares are valued for purposes of such repurchase.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

Repurchase Offers Risk. The Fund currently expects to conduct quarterly repurchase offers for no less than 5% of its outstanding shares. Substantial requests for the Fund to repurchase shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable. In the event that a repurchase offer is oversubscribed, the Fund will repurchase tendered shares on a pro rata basis. Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.

Credit and Counterparty Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled, or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets is incorporated within its carrying value as recorded in the Fund's Statement of Assets and Liabilities. For certain derivative contracts (including futures and certain swaps), the potential loss could exceed the value of the financial assets recorded in the financial statements for the Fund.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Real estate-related securities may also be sensitive to interest rate changes.

Senior and Junior Loan Risk. When the Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation may reduce the intrinsic value of an investment in the Fund.

Catastrophe Bonds Risk. A Catastrophe ("CAT") Bond is a form of insurance-linked security that is sold in the capital markets. An investment in CAT Bonds is subject to special risks, including limited resources of issuers, regulation, subordination and lower or no credit rating. CAT Bonds are a way for insurers, reinsurers, corporations and government entities that have risks associated with natural catastrophe events and disasters to transfer those risks to the capital market in securities format.

Liquidity and Valuation Risk. The securities in which the Fund invests will often be illiquid and may include other funds that will typically hold one or just a few investments. Valuations reported by other fund managers, which will form the basis for the Fund’s NAV, may be subject to later adjustment or revision. Valuations of Private Funds are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates. The Adviser has engaged the services of a third-party pricing service to assist its valuations of Fund investments in certain circumstances.

Convertible Securities Risk. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Market and Volatility Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. The Fund may invest in derivatives to hedge the Fund's portfolio as well as for investment purposes which may increase volatility.Volatility may cause the Fund’s NAV per share to experience significant appreciation or depreciation in value over short periods of time.

Foreign Securities Risk. Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Investment in Other Investment Companies Risk. Investments in other investment companies, including exchange-traded funds, are subject to market risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments. Cyber-attacks on the Fund, its Sub-Adviser or its service providers could cause business failures or delays in daily processing and the Fund may need to delay transactions, consistent with regulatory requirements, as a result and could impact the performance of the Fund.

Leverage Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions may involve leverage of the Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Private Funds Risk. The Private Funds will not be subject to the 1940 Act, nor will they be publicly traded. As a result, the Fund’s investments in the Private Funds will not be subject to the protections afforded to shareholders under the 1940 Act. By investing in the Private Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Private Fund level – in addition to indirectly bearing any performance fees charged by the Private Fund. Given the limited liquidity of the Private Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Funds.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. Government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic resulted in significant market volatility, liquidity constraints, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund's service providers.

NOTE 6. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from the Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by the Fund that are used as collateral are identified as such within the Schedule of Investments.

Master Netting Agreements (“Master Agreements”). The Fund is subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. The Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

the relevant Master Agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund's Sub-Adviser attempts to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If the Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statement of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by the Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

NOTE 7. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Derivatives and Hedging and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for the Fund’s derivative investments during the period; (2) A summary table (in thousands) of the fair valuations of the Fund’s derivative instruments categorized by risk exposure, which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain or loss on the Statement of Operations for each derivative instrument as of March 31, 2025; (3) A summary table (in thousands) of derivative instruments and certain investments of the Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statement of Assets and Liabilities as of March 31, 2025; and (4) A table reflecting the Fund’s average monthly derivative volume (in thousands) for the year ended March 31, 2025.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

Jackson Credit Opportunities Fund Derivative Strategies - The Fund entered into futures contracts as a means of risk management/hedging and as an efficient means of obtaining exposure to certain markets as part of its investments strategy. The Fund entered into foreign currency contracts as a means of risk management/hedging.

Jackson Credit Opportunities Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2025
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	788	—	788
[7] Variation margin on futures/futures options contracts	—	—	—	—	34	34
Total derivative instruments assets	—	—	—	788	34	822
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	2,785	—	2,785
[7] Variation margin on futures/futures options contracts	—	—	—	—	38	38
Total derivative instruments liabilities	—	—	—	2,785	38	2,823
The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2025
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	2,915	—	2,915
Futures/futures options contracts	—	—	—	—	(197)	(197)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(3,011)	—	(3,011)
Futures/futures options contracts	—	—	—	—	1,628	1,628

Jackson Credit Opportunities Fund – Derivative and Financial Instruments Eligible for Offset

Gross Amount Presented in the Statement of
Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3,5]($)	Net Amount[4]($)
Derivative Assets by Counterparty*

SCB	73	(73)	—	—
SSB	715	(715)	—	—
Derivatives eligible for offset	788	(788)	—	—
Derivatives not eligible for offset	33
	821
Derivative Liabilities by Counterparty*
CIT	9	—	—	9
SCB	590	(73)	—	517
SSB	2,186	(715)	—	1,471
Derivatives eligible for offset	2,785	(788)	—	1,997
Derivatives not eligible for offset	38
	2,823

Jackson Credit Opportunities Fund – Average Derivative Volume6

	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)
Average monthly volume	134,122	113,090

1 Amounts eligible for offset are presented on a gross basis in the Statement of Assets and Liabilities.

2 Financial instruments eligible for offset, but not offset in the Statement of Assets and Liabilities.

3 Cash and security collateral not offset in the Statement of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

4 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

5 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund.

6 The derivative instruments outstanding as of March 31, 2025, as disclosed in the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended March 31, 2025, as disclosed in the Statement of Operations, also serve as indicators of the derivative volume for the Fund.

7 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 19 in the Schedule of Investments.

Pledged or Segregated Collateral. The following tables summarize cash and securities collateral pledged (in thousands) for the Fund at March 31, 2025 for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

	Counterparties	Futures Contracts - Pledged or Segregated Cash($)
Jackson Credit Opportunities Fund	GSC	2,505

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fees. The Fund has entered into an Investment Advisory and Management Agreement (“Investment Management Agreement”) with JNAM. Subject to the oversight of the Fund’s Board of Trustees, JNAM provides investment management services. Pursuant to the Investment Management Agreement, JNAM will receive an annual fee, accrued daily and payable monthly, at an annual rate of 1.60% on net assets between $0 - $1 billion and 1.55% on net assets over $1 billion.

Administrative Fee. JNAM also serves as the Administrator to the Fund. JNAM provides or procures most of the necessary administrative functions and services for the operations of the Fund. The Fund pays JNAM an annual fee, accrued daily and paid monthly, at an annual rate of 0.25% on net assets between $0 - $3 billion and 0.22% on net assets over $3 billion. In accordance with the administration agreement, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and other services necessary for the operation of the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees (“Independent Trustees”) and independent legal counsel to the Independent Trustees, a portion of the costs associated with the Chief Compliance Officer, and other services necessary for the operation of the Fund, except those specifically allocated to the Administrator under the administration agreement.

Distribution Agreement. Jackson National Life Distributors LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares on a best-efforts basis pursuant to a distribution agreement (the “Distribution Agreement”) between the Fund and the Distributor.

Deferred Compensation Plan. The Fund adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for Board of Trustees fees in the Statement of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in Board of Trustees fees set forth in the Statement of Operations.

NOTE 9. REPURCHASE OFFERS

The Fund is a closed-end interval fund and, in order to provide some liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at the applicable NAV per Share, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for no less than 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per Share for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.

During the year ended March 31, 2025, the Fund engaged in the following repurchase offers:

Repurchase Request Deadline	Shares Repurchased ($ in thousands)	Percentage of Outstanding Shares Offered to be Repurchased	Percentage of Outstanding Shares Repurchased	Amount Repurchased ($ in thousands)
06/11/2024	—	5.00%	0.00%	—
09/10/2024	—	5.00%	0.00%	—
12/10/2024	—	5.00%	0.00%	—
03/11/2025	—	5.00%	0.00%	—

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

NOTE 10. INCOME TAX MATTERS

The Fund intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with the Code, applicable to RICs. Therefore, no federal income tax provision is required.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, premium amortization and paydown reclassifications, adjustments related to complex securities, and distribution adjustments. These reclassifications have no impact on net assets.

As of March 31, 2025, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for federal income tax purposes were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
Jackson Credit Opportunities Fund	538,789	4,544	(5,479)	(935)

As of March 31, 2025, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives held were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
Jackson Credit Opportunities Fund
Futures/Futures Options Contracts	1,565	—	—	—
Forward Foreign Currency Contracts	(1,996)	788	(789)	(1)

As of March 31, 2025, the components of distributable taxable earnings (in thousands) for U.S. federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
Jackson Credit Opportunities Fund	6,383	2,164	(1,076)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid by the Fund (in thousands) during the Fund's fiscal year ended March 31, 2025 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
Jackson Credit Opportunities Fund	40,617	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund files U.S. federal and various state and local tax returns. The Fund’s federal tax returns are generally subject to examination for a period of three fiscal years after the date they are filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management completed an evaluation of the Fund's tax positions taken for all open tax years and based on that evaluation, determined that no provision for federal income tax was required in the Fund's financial statements during the year ended March 31, 2025.

NOTE 11. SEGMENT REPORTING

In this reporting period, the Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The intent of ASU 2023-07 is to improve reportable segment disclosures. Adoption of this standard impacted financial statement disclosures only and had no impact on the Fund's financial position or its results of operations. Topic 280 defines an operating segment as a component of a public entity that engages in business activities from which it may recognize revenues and incur expense, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”), and for which discrete financial information is available.

The Fund's President and Chief Executive Officer is the Fund's CODM. The Fund operates as a single reportable segment, which reflects how the CODM monitors and manages the operating results of the Fund. The CODM manages the allocation of resources in accordance with the Fund's objective and the terms of its prospectus and evaluates total return of the Fund versus its comparative benchmarks. The Adviser or Sub-Adviser implements the investment objective and program by selecting securities and determining asset allocation ranges. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, changes in net assets from operations and portfolio composition is consistent with that presented within the Fund's financial statements and financial highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as Total Assets and significant segment expenses are listed on the accompanying Statement of Operations.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2025

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements are issued and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Jackson Credit Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Jackson Credit Opportunities Fund (the Fund), including the schedule of investments, as of March 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from December 1, 2023 (commencement of operations) through March 31, 2024, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and the period from December 1, 2023 through March 31, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period from December 1, 2023 through March 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with custodian, transfer agent, general partners/managers of the underlying investments, agent banks and brokers or by other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
May 22, 2025

Jackson Credit Opportunities Fund

Additional Disclosures (Unaudited)

March 31, 2025

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, shareholder services and other operating expenses. Operating expenses such as these are deducted from the Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading titled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare the Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 10/01/24($)	Ending Account Value 03/31/25($)	Expenses Paid During Period($)†	Beginning Account Value 10/01/24($)	Ending Account Value 03/31/25($)	Expenses Paid During Period($)†
Jackson Credit Opportunities Fund
Class I	1.86	1,000.00	1,022.20	9.38	1,000.00	1,015.66	9.35

†Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 182/365.

Other Federal Income Tax Information. The information reported below is for the period ended December 31, 2024. Qualified dividend information will be provided on each shareholder’s 2024 Form 1099-DIV.

For the period ended December 31, 2024, the Fund hereby designates the following percentages, or the maximum amount allowable under the Code, as qualified dividends:

Jackson Credit Opportunities Fund	0.00%

For the period ended December 31, 2024, the Fund hereby designates the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Jackson Credit Opportunities Fund	0.00%

Quarterly Portfolio Holdings. The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available upon request by calling the Fund's toll-free at 1-877-545-0041.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Fund’s Adviser (and Sub-Adviser) used to vote proxies relating to portfolio securities and additional information on how the Fund voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2024, is available without charge (1) by calling 1-877-545-0041; (2) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com/interval-funds.html; and (3) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of Jackson Credit Opportunities Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (58) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (6/2023 to present) President and Chief Executive Officer (6/2023 to present) Chief Operating Decision Maker (12/2024 to present)	134

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President, Chief Executive Officer, and Chief Operating Decision Maker of other investment companies advised by JNAM (12/2023 to present, 12/2006 to present, 12/2006 to 12/2020, and 8/2014 to 12/2020); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to 12/2024)

Other Directorships Held by Trustee During Past 5 Years: Interested Trustee/Manager of other investment companies advised by JNAM (4/2015 to 12/2020 and 1/2007 to 12/2020)
Independent Trustees
Eric O. Anyah (57) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	134
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
Michael J. Bouchard (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	134
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 4/2000 to 12/2020)
Ellen Carnahan (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	134
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director and Audit Committee Member (11/2016 to 8/2023) and Compensation Committee Chair (3/2018 to 8/2023), Paylocity Holding Corporation; Director, Audit Committee Member, and Governance Committee Member (5/2015 to present) and Audit Committee Chair (3/2019 to present), ENOVA International Inc.; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)

John W. Gillespie (71) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	134
Principal Occupation(s) During Past 5 Years: Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
William R. Rybak (74) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	134
Principal Occupation(s) During Past 5 Years: Private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present) and Board Chair (2/2016 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to 5/2024) and Chair Emeritus (5/2009 to 5/2024), Lewis University; Director (2002 to present) and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 1/2007 to 12/2020)

Trustees and Officers of Jackson Credit Opportunities Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Mark S. Wehrle (68) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	134
Principal Occupation(s) During Past 5 Years: Retired Certified Public Accountant (1/2011 to present)

Other Directorships Held by Trustee During Past 5 Years:

Trustee, Delta Dental of Colorado (1/2012 to 12/2020); Trustee/Manager of other investment companies advised by JNAM and/or an affiliate of JNAM (1/2018 to 12/2020 and 7/2013 to 12/2020)

Edward C. Wood (69) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (8/2023 to present) Trustee [2] (8/2023 to present)	134
Principal Occupation(s) During Past 5 Years: None
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
Patricia A. Woodworth (70) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	134
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, National Trust for Historic Preservation (3/2019 to 8/2020 and 11/2023 to 5/2024)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 1/2007 to 12/2020)
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (41) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present) Assistant Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2022 to present); Deputy General Counsel of JNAM (8/2021 to present); Assistant Vice President of JNAM (2/2018 to 8/2022); Associate General Counsel of JNAM (3/2016 to 8/2021); Vice President of other investment companies advised by JNAM (11/2023 to present and 11/2022 to present); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 3/2016 to present, 3/2016 to 12/2020, and 5/2012 to 12/2020); Assistant Secretary (1/2021 to 5/2022), Vice President (11/2017 to 12/2024), and Secretary (11/2017 to 2/2021 and 5/2022 to 12/2024) of an investment company advised by PPM America, Inc.

Garett J. Childs (45) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer of JNAM (8/2021 to present); Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (11/2023 to present, 2/2019 to present, and 2/2019 to 12/2020)

Kelly L. Crosser (52) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Director, Legal of JNAM (12/2021 to present); Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to 12/2021); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 9/2007 to present, 9/2007 to 12/2020, and 10/2011 to 12/2020)

Trustees and Officers of Jackson Credit Opportunities Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Richard J. Gorman (59) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (6/2023 to present) Anti-Money Laundering Officer (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (11/2023 to present, 8/2018 to present, and 8/2018 to 12/2020)

William P. Harding (50) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of other investment companies advised by JNAM (11/2023 to present, 11/2012 to present, 11/2012 to 12/2020, and 5/2014 to 12/2020)

Daniel W. Koors (54) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (11/2023 to present, 12/2006 to present, 12/2006 to 12/2020, and 1/2018 to 12/2020); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to 6/2020, 9/2016 to 12/2020, and 10/2011 to 12/2020); Principal Financial Officer (11/2017 to 1/2021), Treasurer (11/2017 to 1/2021), and Vice President (11/2017 to 12/2024) of an investment company advised by PPM America, Inc.

Kristen K. Leeman (49) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Project Manager of JNAM (10/2023 to present); Senior Regulatory Analyst of JNAM (5/2021 to 10/2023); Regulatory Analyst of JNAM (1/2018 to 5/2021); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 6/2012 to present, 6/2012 to 12/2020, and 1/2018 to 12/2020)

Adam C. Lueck (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (12/2021 to present); Senior Attorney of JNAM (2/2018 to 12/2021); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 3/2018 to present, 3/2018 to 12/2020, and 12/2015 to 12/2020)

Mia K. Nelson (42) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, Tax of JNAM (8/2022 to present); Assistant Vice President, Tax of JNAM (3/2017 to 8/2022); Vice President of other investment companies advised by JNAM (11/2023 to present and 11/2022 to present); Assistant Vice President of other investment companies advised by JNAM (8/2017 to 11/2022, 8/2017 to 12/2020, and 9/2017 to 12/2020)

Joseph B. O’Boyle (62) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (11/2023 to present, 1/2018 to present, and 1/2018 to 12/2020); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to 12/2024)

Trustees and Officers of Jackson Credit Opportunities Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Susan S. Rhee (53) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (11/2023 to present, 2/2004 to present, 2/2004 to 12/2020, and 10/2011 to 12/2020); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to 7/2022)

Andrew Tedeschi (60) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, JNAM (1/2019 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (11/2023 to present and 6/2020 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (1/2021 to 12/2024)

Jackson Credit Opportunities Fund

225 W. Wacker Drive
Suite 1000
Chicago, IL 60606

JND107175 05/25

JACKSON®

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form NCSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Mark Wehrle as an Audit Committee financial expert serving on its Audit Committee. Mark Wehrle is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal year ended March 31, 2025. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2024	$95,000	$0	$0	$0
2025	$75,000	$0	$0	$0

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2024	$0	$0	$0
2025	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended March 31, 2024, was $0. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended March 31, 2025, was $0.

(h) For the fiscal year ended March 31, 2025, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I. Introduction and General Principles

A. Certain subsidiaries of Neuberger Berman Group LLC ("NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's proxy votes for other client accounts.

F. NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients' best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

A. NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:

(i) developing, authorizing, implementing and updating NB’s policies and procedures;

(ii) administering and overseeing the governance and proxy voting processes; and

(iii) engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies. NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

B. The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Director of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.

B. Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.

C. We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.

D. In the event that a portfolio manager or other investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in NB’s Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.

IV. Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. NB has engaged Glass Lewis as its advisor and voting agent to:

(i) provide research on proxy matters;

(ii) in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;

(iii) vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;

(iv) handle other administrative functions of proxy voting;

(v) maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and

(vi) maintain records of votes cast.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D. NB retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.

B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

(i) take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;

(ii) disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;

(iii) suggest that the client or clients engage another party to determine how to vote the proxy; or

(iv) engage another independent third party to determine how to vote the proxy. A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C. In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

D. Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:

(i) a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;

(ii) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);

(iii) a record of each vote cast (which Glass Lewis maintains on NB’s behalf);

(iv) a copy of each questionnaire completed by any NB Investment Professional under Section V above; and

(v) any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.

VII. Engagement and Monitoring

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII. Securities Lending

Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX. Disclosure

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at [https://www.nb.com/en/us/esg/nb-votes -- Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co- mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Ashok K. Bhatia, CFA, Managing Director, joined the firm in 2017. Mr. Bhatia is the Chief Investment Officer and Global Head of Fixed Income, and a member of Neuberger Berman's Partnership and Asset Allocation Committees and Fixed Income's Investment Strategy Committee . Before joining the firm, Ashok held senior investment and leadership positions in several asset management firms and hedge funds, including Wells Fargo Asset Management, Balyasny Asset Management and Stark Investments, and had investment responsibilities across global fixed income and currency markets. Ashok began his career in 1993 as an investment analyst at Morgan Stanley. He received a BA with high honors in Economics from the University of Michigan, Ann Arbor, an MBA with high honors from the University of Chicago and has been awarded the Chartered Financial Analyst designation.

David M. Brown, CFA, Managing Director, rejoined the firm in 2003. Dave is Global Co-Head of Investment Grade, Co-Head Multi-Sector Fixed Income, a member of the Fixed Income Investment Strategy Committee, and acts as Senior Portfolio Manager on both Global Investment Grade and Multi-Sector Fixed Income strategies. Mr. Brown also leads the Investment Grade Credit team in determining credit exposures across both Global Investment Grade and Multi-Sector Fixed Income strategies. Mr. Brown initially joined the firm in 1991 after graduating from the University of Notre Dame with a BA in Government and subsequently received his MBA in Finance from Northwestern University. Prior to his return, he was a senior credit analyst at Zurich Scudder Investments and later a credit analyst and portfolio manager at Deerfield Capital. Mr. Brown has been awarded the Chartered Financial Analyst designation.

Adam Grotzinger, CFA is a Managing Director and joined Neuberger Berman in 2015. Mr. Grotzinger is a Senior Fixed Income Portfolio Manager based in Chicago. Prior to joining Neuberger Berman, he worked in the Fixed Income teams at Franklin Templeton in Singapore, London and California. Mr. Grotzinger graduated cum laude from the University of Vermont with a BS in International Business and a minor in Political Science. He is a Chartered Financial Analyst (CFA) Charterholder and member of the Chicago CFA society.

David Kupperman, PhD is a Managing Director and is Co-head of the NB Alternative Investment Management team and a member of its Investment Committee. He is also on the Investment Committee of the Specialty Finance Group which he co-founded, as well as Chairman of the NB Insurance-Linked Strategies Underwriting Committee and a Director of NB Reinsurance Ltd. Dr. Kupperman also sits on Neuberger Berman’s Asset Allocation Committee and the Investment Risk Committee. Prior to joining Neuberger Berman in 2011, he was a partner and member of the investment committee at Alternative Investment Management, LLC. Before that, he was a managing director and member of the executive committee at Paloma Partners Management Company, a multi-strategy hedge fund focused on relative value trading strategies. Previously, Dr. Kupperman was a principal at The Carlyle Group, one of the world’s largest alternative investment managers. Prior to joining Carlyle, he was a vice president in both the private equity and portfolio strategy groups at Goldman, Sachs & Co. David is on The Johns Hopkins Physics & Astronomy Advisory Council and the Krieger School Advisory Board. Dr. Kupperman holds an MA and a PhD in physics from Johns Hopkins University and a BA and an ME from Cornell University.

Joe Lynch is a Managing Director and joined Neuberger Berman in 2002. He is the Global Head of Non-Investment Grade Credit and a Senior Portfolio Manager for Non-Investment Grade Credit focusing on loan portfolios. In addition, he sits on the Credit Committee for Non-Investment Grade Credit and serves on Neuberger Berman’s Partnership Committee. Mr. Lynch was a founding partner of LightPoint Capital Management LLC, which was acquired by Neuberger Berman in 2007. Prior to joining LightPoint, he was employed at ABN AMRO, where he was responsible for structuring highly leveraged transactions. Mr. Lynch earned a BS from the University of Illinois and an MBA from DePaul University.

Louay Mikdashi is a Managing Director and joined Neuberger Berman in June 2022 as a Head of Multi-Sector Private Credit. He leads the portfolio management/construction effort as well as the business and strategic activities for multi-sector private credit opportunities. In his role, Mr. Mikdashi works in close partnership with senior leaders across the Global Fixed Income and Alternatives divisions. Prior to joining Neuberger Berman, Mr. Mikdashi was the head of an opportunistic alternative division at BlackRock in EMEA, where he helped build and expand an investment franchise that invests globally across alternative asset classes and across the capital structure. Prior to that, he was the Global CIO of the Alternative division of Santander Asset Management and co-ran the Global Investment Committee of Neuberger Berman as Chief Investment Strategist. Mr. Mikdashi is an alumni of Harvard Business School (GMP), Boston College (Ms Finance), Babson College (MBA Entrepreneurship), HEC (Ms Economics).

Portfolio Manager Compensation Structure

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing Neuberger Berman’s employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for portfolio managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual portfolio managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer-term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a portfolio manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman organization’s (“NB”) equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. Neuberger Berman also offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the NB’s Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of Neuberger Berman’s employees with the success of the firm and the interests of Neuberger Berman’s clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including portfolio managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual restrictive covenant arrangements.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of March 31, 2025:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM ($millions)	# of Accounts	AUM ($millions)
Ashok Bhatia, CFA	Other Registered Investment Companies	8	7,376	-	-
	Other Pooled Vehicles	25	14,266	-	-
	Other Accounts	27	7,231	-	-

David Brown, CFA	Other Registered Investment Companies	17	8,814	3	33
	Other Pooled Vehicles	129	32,019	7	113
	Other Accounts	344	43,170	-	-

Adam Grotzinger, CFA	Other Registered Investment Companies	3	828	-	-
	Other Pooled Vehicles	19	8,902	-	-
	Other Accounts	21	3,446	-	-

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM ($millions)	# of Accounts	AUM ($millions)

David Kupperman, PhD	Other Registered Investment Companies	-	-	-	-
	Other Pooled Vehicles	9	1,267	1	721
	Other Accounts	5	6,673	1	5

Joe Lynch	Other Registered Investment Companies	1	556	-	-
	Other Pooled Vehicles	109	33,056	38	17,731
	Other Accounts	33	6,707	1	7

Louay Mikdashi	Other Registered Investment Companies	-	-	-	-
	Other Pooled Vehicles	3	479	-	-
	Other Accounts	2	165	-	-

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for Neuberger Berman has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a portfolio manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the portfolio manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same portfolio manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance if granted, and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, Neuberger Berman may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.

Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if Neuberger Berman and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman will seek access to material non-public information. For instance, Neuberger Berman portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, Neuberger Berman portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. Neuberger Berman maintains procedures that address the process by which material non-public information may be acquired intentionally by Neuberger Berman. When considering whether to acquire material non-public information, Neuberger Berman will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of Neuberger Berman’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since Neuberger Berman may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that Neuberger Berman, including a fund, may purchase or potentially limiting the ability of Neuberger Berman, including a fund, to sell such securities or instruments. Similarly, where Neuberger Berman declines access to (or otherwise does not receive or share within Neuberger Berman) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. Neuberger Berman reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the Jackson Credit Opportunities Fund as of March 31, 2025:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ashok Bhatia, CFA	X
David Brown, CFA	X
Adam Grotzinger, CFA	X
David Kupperman, PhD	X
Joe Lynch	X
Louay Mikdashi	X

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (04/01/24 – 04/30/24) (1)	6,625,616	$10.15	–	–

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #2 (05/01/24 – 05/31/24)	–	–	–	–
Month #3 (06/01/24 – 06/30/24)	–	–	–	–
Month #4 (07/01/24 – 07/31/24) (2)	90,123	$10.19	–	–
Month #5 (08/01/24 – 08/31/24)	–	–	–	–
Month #6 (09/01/24 – 09/30/24) (3)	132,801	$10.42	–	–
Month #7 (10/01/24 – 10/31/24) (4)	10,636,451	$10.37	–	–
Month #8 (11/01/24 – 11/30/24) (5)	1,275,362	$10.35	–	–
Month #9 (12/01/24 – 12/31/24) (6)	235,527	$10.33	–	–
Month #10 (01/01/25 – 01/31/25)	–	–	–	–
Month #11 (02/01/25 – 02/28/25) (7)	2,708,818	$10.32	–	–
Month #12 (03/01/25 – 03/31/25) (8)	353,073	$10.27	–	–
Total	22,057,771		–	–

(1) On April 29, 2024, other Funds managed by the Advisor purchased 6,625,616 shares of the registrant.

(2) On July 1, 2024, other Funds managed by the Advisor purchased 90,123 shares of the registrant.

(3) On September 30, 2024, other Funds managed by the Advisor purchased 132,801 shares of the registrant.

(4) On October 21, 2024, other Funds managed by the Advisor purchased 10,636,451 shares of the registrant.

(5) On November 21, 2024, other Funds managed by the Advisor purchased 1,275,362 shares of the registrant.

(6) On December 31, 2024, other Funds managed by the Advisor purchased 235,527 shares of the registrant.

(7) On February 19, 2025, other Funds managed by the Advisor purchased 2,708,818 shares of the registrant.

(8) On March 31, 2025, other Funds managed by the Advisor purchased 353,073 shares of the registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 16. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income earned by the Fund from securities lending activities	$44,131
(2) Any fees paid to State Street Bank from a revenue split	$3,925
(2) Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$768
(2) Administrative fees not included in the revenue split	$0
(2) Indemnification fees not included in the revenue split	$0
(2) Rebates (paid to borrower)	$8,806
(2) Any other fees not included in the revenue split	$0
(3) Aggregate fees/compensation paid by the Fund for securities lending activities	$13,498
(4) Net income from securities lending activities	$30,632

(b) Included as a part of the report to shareholders filed under Item 1.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a) (1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) Not applicable.

(3) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(4) Not applicable.

(5) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jackson Credit Opportunities Fund

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	May 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	May 28, 2025

By:	/s/ Andrew Tedeschi
Andrew Tedeschi
Principal Financial Officer

Date:	May 28, 2025

EXHIBIT LIST

Exhibit 19(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.
Exhibit 19(a)(3)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 19(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.